[LOGO]

                                  GUARDIAN(SM)

Semiannual Report To Policyowners                                  June 30, 1999

Value Plus

THE GUARDIAN
SEPARATE ACCOUNT B

THE GUARDIAN STOCK FUND, INC.
----------------
THE GUARDIAN BOND FUND, INC.
----------------
THE GUARDIAN CASH FUND, INC.
----------------
BAILLIE GIFFORD
INTERNATIONAL FUND
----------------
VALUE LINE CENTURION FUND, INC.
----------------
VALUE LINE STRATEGIC ASSET
MANAGEMENT TRUST
----------------
SMITH BARNEY FUND STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES A
----------------

The Guardian Insurance &
Annuity Company, Inc.

A wholly owned subsidiary of
The Guardian Life Insurance Company of America

Executive Office

7 Hanover Square
New York,  New York 10004

Customer Service Office

P.O. Box 26210
Lehigh Valley, Pennsylvania  18002-6210
1-800-221-3253

Distributed by:
Guardian Investor Services Corporation(R)

--------------------------------------------------------------------------------
Performance Summary
-------------------

--------------------------------------------------------------
Investment Option                             Total Returns*

The Guardian Stock Fund............................ 8.17%
Baillie Gifford International Fund................. 3.37%
Value Line Centurion Fund..........................10.47%
Value Line Strategic Asset Mgt. Trust..............10.55%
The Guardian Bond Fund.............................-1.65%
The Guardian Cash Fund............................. 1.96%
--------------------------------------------------------------

Smith Barney Fund Stripped (Zero) U.S. Traeasury Securities, Series A, Consisting of one protfolio of "zero coupon" U.S. Treasury securities, provided the following yield to maturity as of June 30, 1999: 2004 Trust (maturing 11/15/04): 5.05%
--------------------------------------------------------------

* The chart above shows the total returns for each investment option under Value Plus based on the percentage change in unit values during the period from January 1, 1999 to June 30, 1999. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of morality and expense risk and administrative service charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract fee or possible withdrawal charges. Deductions of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dear Contractowner:
-------------------------------------

[PHOTO OMITTED]

Joseph D. Sargent,
CLU President & CEO

Dear Contractowner:

      As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. (GIAC), and its parent, The Guardian Life Insurance Company of America, I am proud to present this Semiannual Report on the performance of your contract's separate account and its underlying investment options during the first half of 1999. I hope you will enjoy learning more about your investments as well as the economic outlook for the rest of the year.

      GIAC continues to enjoy exemplary ratings from four of the nation's leading insurance company evaluators: Moody's, Standard & Poor's, A.M. Best, and Duff & Phelps. GIAC's solid ratings reflect its ability to meet its guarantee of your contract's Fixed-Rate Option and pre-retirement death benefit. However, these ratings do not apply to the investment options available under Value Plus, which are subject to the risks of investing in securities. We are very proud of our ratings because they reflect the strength of GIAC, which stands behind the contract's guarantees.

New Format of Semiannual Report

      You may have noticed that this report looks a little different from the 1998 Annual Report. In addition to the new larger format, we have consolidated the information for other GIAC variable annuity products in this report, in an effort to reduce expenses. To avoid confusion, the information pertaining to contracts other than Value Plus is clearly labeled.

New Executive Offices

      GIAC headquarters relocated to 7 Hanover Square, New York, New York, 10004-2616, on July 1, 1999. Our new home supports our efforts to improve technology, streamline service and add new capabilities to serve you better. This relocation will in no way interfere with your ability to communicate with us. Our customer service address in Bethlehem, PA, and our toll-free customer service number, (800) 221-3253, remain the same.

      Our every action, whether the relocation of our headquarters or the revision of our semiannual reports, has only one motivation - to deliver greater value and service to you. As always, we appreciate your business and we thank you for continuing to invest for your future through GIAC.

Sincerely,


/s/ Joseph D. Sargent

Joseph D. Sargent, CLU
President and Chief Executive Officer
The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------

SEMIANNUAL REPORT FOR

Select Guard

Value Plus

Table of Contents

                                                 Portfolio            Schedule
                                                  Manager                of
                                                 Interview          Investments
--------------------------------------------------------------------------------
Economic Report                                                           3

--------------------------------------------------------------------------------
The Guardian Stock Fund                              6                   34

--------------------------------------------------------------------------------
The Guardian Bond Fund                              10                   42

--------------------------------------------------------------------------------
The Guardian Cash Fund                              18                   48

--------------------------------------------------------------------------------
Baillie Gifford International Fund                  12                   56

--------------------------------------------------------------------------------
Value Line Centurion Fund                           14                   66

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust         16                   74

--------------------------------------------------------------------------------
Smith Barney Stripped ("Zero") US Treasury                               86
 This fund is only available to policyowners of Value Plus

--------------------------------------------------------------------------------
The Guardian Separate Account C                                          20
 For Select Guard policyowners

--------------------------------------------------------------------------------
The Guardian Separate Account B                                          26
 For Value Plus policyowners

--------------------------------------------------------------------------------

Investments offered through The Guardian Insurance & Annuity Company, Inc. are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

--------------------------------------------------------------------------------
Economic Report
-------------------------------------

[PHOTO OMITTED]

Frank J. Jones, Ph.D.,
Chief Investment Officer,
Co-Portfolio Manager,
The Guardian Stock Fund

Myopia vs. The Big Picture

      The major peril in writing a comment such as this is that during the time between my writing it and your reading it, the message becomes dated or even obsolete. This author has frequently been a victim to this peril. Perhaps uncharacteristically, this comment attempts to focus on the big picture underlying the economy and the bond and stock markets, and not myopically on the ephemeral data hitting the tape each minute of the hour and day.

      To begin with some perspective, the current economic expansion began during April 1991, making it the longest peacetime expansion since World War II. The current bull market in stocks began, by some measures, during September 1990. Obviously, on an historical basis the end of either would not be premature.

      First, the background for this discussion. The Federal Reserve Board (Fed) eased interest rates three times by a total of 0.75% during late 1998 due to concerns about credit stress in the U.S. and international economic weakness. During 1999, the economy has been unexpectedly strong, the bond markets unexpectedly weak (higher yields), and the stock market mixed (the Dow (DJIA)(1) and NASDAQ(2) have been strong, small cap stocks weak and the Standard & Poor's 500 (S&P 500) Index(3) somewhere in between). The Fed, in general, and Alan Greenspan, in particular, have been concerned about the effect of strong economic growth on labor costs and inflation, even though neither of these have evidenced themselves yet.

      In this vein, the Fed "took back" one of the three previous easings by raising rates by 0.25% on June 30. During August - the time of this writing - bond yields had increased to their highest levels since November 1997 and the S&P 500 had declined by approximately 8% from its high of 1419 on July 16. During late July/early August, there were announcements of lower productivity and higher wage increases during the second quarter of 1999, adding to the Fed concerns. The former was particularly troublesome because Greenspan has rationalized the length and strength of the non-inflationary expansion on the basis of the high productivity resulting from innovations in technology and communications.

      Considering the big picture, what factors typically end expansions? The most common cause is developing or actual inflation which prompts the Fed to tighten, or raise rates, often precipitously. Often excesses of some type, frequently inventory excesses, accompany the inflationary forces. Currently there are no significant excesses and Greenspan and the Fed appear to be prepared to act pre-emptively and gradually to obviate the need for a later draconian tightening that could jeopardize the expansion. This is clear from Greenspan's comments to Congress on July 22, as indicated in the excerpts below.

      "If new data suggest it is likely that the pace of cost and price increases will be picking up, the Federal Reserve will have to act promptly and forcefully so as to preclude imbalances from arising that would only require a more disruptive adjustment later - one that could impair the expansion and bring into question whether the many gains already made can be sustained...."

      "When we can be pre-emptive we should, because moderate pre-emptive actions can obviate more drastic actions at a later date that can destabilize the economy."

      It appears that the Treasury market has already priced in one or two Fed tightenings. If inflation becomes significant and requires more Fed tightening, an outcome we do not think likely, yields could increase further. If, on the other hand, the economy slows somewhat during late 1999, which seems likely, yields could decline.

      Other factors which could also abort the expansion are higher taxes (taxes are, in fact, likely to be decreased), tighter regulation, and protectionism. None seem probable.

      The economy could slow, but it is not likely to contract. That is, a recession is not on the "radar screen". Economic growth will continue to proceed in various paces, but will not end.

      The "big picture" of the stock market involves three variables, namely corporate profits, interest rates, and current valuations. Stock prices increase when profits increase and when bond yields decrease. In addition, stock prices are more likely to increase when current val-

--------------------------------------------------------------------------------
(1) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.
(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks.
(3) The S&P 500 Index is an unmanaged index of 500 large cap stocks that is generally considered to be representative of U.S. stock market performance.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

uations (such as the price-to-earnings ratio) are lower than they have been. How is the stock market currently positioned with respect to these three variables?

      As indicated, economic growth is likely to remain solid. Thus, corporate profits should continue to increase. With respect to bond yields, unless the Fed fails and inflation increases, bond yields should not increase much more and could decrease if economic growth eases somewhat. The case relative to valuations is more difficult. On the one hand, and well noted in the press, many stocks have very high or even extreme valuations, particularly large cap growth stocks and technology and internet stocks. On the other hand, small cap and cyclical stocks have lower valuations. The stock market seems to be begging for rotation whereby the valuations of the various sectors of the stock market would converge.

      To be philosophical about the last four years of stock market returns in excess of 20% and the prospects for the future, consider the counsel of the Nobel Prize winning economist Paul Samuelson: "Economists have no theory of how long a bubble will last." So, his advice is to "develop a philosophical attitude. Any prosperity in a speculative market is lent to you by the Fates and may have a string on it, and may be taken away."

      Consider one other characteristic of the current stock market which affects stock market volatility. Prior to 1959, the dividend yield on stocks was higher than the bond yield. For example, during 1955, the dividend yield on the S&P 500 was 4.6% and the ten-year Treasury yield was 2.8%. The rationale for this relationship was twofold. First, stocks were considered to be more risky than bonds and, thus, it was deemed, should have higher yields (just as non-investment grade or high yield bonds have higher yields than investment grade bonds). Second, capital gains were expected to be low and so most of the return on common stocks had to be dividends. After 1958, while dividend yields were lower than bond yields, dividends continued to increase and reached 5.7% during 1980. Since then, the S&P 500 dividend yields decreased to 1.7% during 1998 and 1.2% during the second quarter of 1999. In fact, many technology stocks pay no dividends. Obviously now, dividends represent a nearly inconsequential component of total return.

      What is the effect of the recent lower dividends? In general, the dividend stream is much more stable than capital gains. Hence stocks, due to their present low dividend yield, are currently much more volatile than they were previously.

      Overall, while volatility will continue to be an unfavorable characteristic of the stock market, and there could be a moderate decline in the stock market, I cannot become a stock market bear, and could even be bullish on some sectors.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund.
-------------------------------------

[PHOTO OMITTED]

Larry Luxenberg, C.F.A.
Co-Portfolio Manager]

[PHOTO OMITTED]

John B. Murphy, C.F.A.
Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and securities convertible into common stocks

Inception: April 13, 1983

Net Assets at June 30, 1999: $3,736,297,042

Q. How has the Fund performed during the first six months of 1999?

A. During most of the last two years, a narrow group of stocks has powered the advance of the Standard & Poor's 500 Index (S&P 500)(1), and in the first half of 1999, the Index had a total return of 12.38%. Starting in April, this advance has broadened as the worldwide financial crisis environment has dissipated. In the face of continuing great volatility, The Guardian Stock Fund returned 8.44%(2).

Q. What was your investment strategy during this time?

A. For most of the last five years, we have been favoring large cap, high quality growth stocks. These stocks have done particularly well since the financial crisis began in Thailand in July 1997. More recently, the series of central bank interest rate easings has strengthened economies around the world. As a consequence, the stock market returns have broadened. We have, therefore, adopted a more neutral stance, gradually adding to mid-cap and small-cap positions and to some economically sensitive names. We believe that many large-cap growth stocks will continue to prosper but, in addition, many previously overlooked companies will join the advance. As has been our historical practice, we are making a gradual shift and continue to closely monitor economic developments both domestically and abroad.

      At mid-year, the U.S. economy continues to be buoyant. While the economy is growing rapidly, inflation remains subdued. The Federal Reserve raised interest rates once, but signs of bottlenecks or dislocations in the economy are difficult to detect. Moreover, foreign economies have begun to bounce back from a scary two-year period of rolling financial crises that showed how closely linked the global economy has become.

Q. Which sectors are you emphasizing?

A. Our biggest commitment this year has been to technology stocks. We had 32% of the Fund in technology stocks -- broadly defined -- at mid-year. By our reckoning the S&P weighting in technology was 24%. We believe that this is a dramatic period of technological advances powered by the rapid maturation of the Internet. The portfolio is positioned to benefit from the companies that provide the structure making these advances in communications and other areas possible. Prominent among our holdings are Microsoft, IBM, Intel, Sun Microsystems, MCI Worldcom, Lucent, Cisco and Oracle. The growth in the areas these companies serve will continue to be tremendous for years.

================================================================================
      We believe that this is a dramatic period of technological advances powered by the rapid maturation of the Internet. The portfolio is positioned to benefit from the companies that provide the structure making these advances in communications and other areas possible.
================================================================================

      We also continue to overweight consumer cyclical stocks. U.S. consumers have been the big beneficiaries of this period of prosperity.

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

Q. What do you foresee for the market over the remainder of the year?

A. If the last few years have taught us anything, it is to be cautious in forecasting. As the millenium approaches, concern about the Year 2000 bug has declined, and economies around the world have begun to improve. In the U.S. the major debate is now what to do with a projected extra $1 trillion budget surplus over the next 15 years. A mere seven years ago, Washington had no memory of a time of surplus and in fact despaired of ever bringing the budget into balance. Corporations are better managed than they have been in at least a generation. Creativity is spurring incredible advances in such areas as the life sciences and communications. While stock market valuations as measured by the S&P 500 are high, the broad market is not expensive by historical measures.

      More volatility in the market will not surprise us, especially as we move into the normally treacherous fall period. But given the current benign economic backdrop, it is hard to be too negative on the long-term outlook for equities.

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
-------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 1999

                                                                      Percent
          Company                                                  of Net Assets
--------------------------------------------------------------------------------
     1.   Microsoft Corp.                                              5.11%
--------------------------------------------------------------------------------
     2.   Int'l. Business Machines                                     4.53%
--------------------------------------------------------------------------------
     3.   MCI WorldCom, Inc.                                           2.32%
--------------------------------------------------------------------------------
     4.   Pfizer, Inc.                                                 2.19%
--------------------------------------------------------------------------------
     5.   Intel Corp.                                                  1.99%
--------------------------------------------------------------------------------
     6.   General Electric Co.                                         1.97%
--------------------------------------------------------------------------------
     7.   Lucent Technologies, Inc.                                    1.93%
--------------------------------------------------------------------------------
     8.   Wal-Mart Stores, Inc.                                        1.84%
--------------------------------------------------------------------------------
     9.   Ford Motor Co.                                               1.47%
--------------------------------------------------------------------------------
    10.   Hewlett Packard Co.                                          1.45%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 1999

                                                                  Life of Fund
                                 1 Year     5 Years    10 Years  (since 4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund          14.64%      25.34%     18.66%        17.99%
--------------------------------------------------------------------------------
S&P 500 Index                    22.76%      27.86%     18.76%        17.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks
                               as of June 30, 1999

   [The following table was depicted as a pie chart in the printed material]

Basic Industries                     1.48%

Energy                               5.22%

Financial                           15.93%

Capital Goods/ Technology           33.78%

Transportation                       1.60%

Utilities                            8.43%

Conglomerates                        1.39%

Credit Cyclicals                     0.52%

Capital Goods                        2.56%

Consumer Services                    6.03%

Consumer Staples                    12.51%

Consumer Cyclical                   10.55%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

A hypothetical $10,000 investment made at the incep tion of The Guardian Stock Fund on April 13, 1983 would have grown to $146,868 on June 30, 1999. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $135,742. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete under standing of the investment's real worth.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund
-------------------------------------

[PHOTO OMITTED]

Thomas G. Sorell, C.F.A.
Co-Portfolio Manager

[PHOTO OMITTED]

Howard W. Chin,
Co-Portfolio Manager

Q. How did the Fund perform during the first half of 1999?

A. The Fund had a total return of -1.41%(1) for the six months ended June 30, 1999, while the average fund in our Lipper Intermediate Investment Grade(2) peer group returned -1.21% for the same period. The group consists of variable annuity subaccounts that invest primarily in investment-grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index(3), returned -1.37% for the first half of 1999.

Q. What factors affected the Fund's performance?

A. During the first half of 1999, interest rates rose approximately 1.00%. Investors abandoned the safe haven sought in U.S. Treasury securities during 1998's fourth quarter financial crisis and recognized that the U.S. economy remained impervious to these events as Gross Domestic Product grew 4.3% in 1999's first quarter following a 6% increase in 1998's fourth quarter. Although inflation remained low during the second quarter of 1999, investors became increasingly concerned that an emerging recovery in Asia, rising commodity prices, and a low U.S. unemployment rate would increase inflationary risks. These concerns led market participants late in the quarter to expect that the Federal Reserve (Fed) would soon adopt a tightening bias(4) in monetary policy. In May, the Fed adopted a tightening bias and on June 30th raised the Fed Funds rate 25 basis points (0.25%) to 5%, its first increase in the target Fed Funds rate since March 1997.

Q. What was your investment strategy during this period?

A. During the first quarter, the Fund continued to increase its exposure to spread assets (corporate bonds, mortgage and asset-backed securities) especially corporate and asset-backed securities which remained attractively priced on a relative valuation basis. The Fund benefited from this increased allocation to spread sectors during this quarter as yield spreads narrowed, and spread sector bonds significantly outperformed equivalent duration Treasuries, effectively cushioning the Fund's performance from the full effect of rising interest rates. Both corporate and mortgage-backed securities, which are the two largest spread sectors represented in the Fund, performed exceptionally well over this period. For example, according to the Lehman Aggregate Bond Index, corporate bonds outperformed Treasuries by 132 basis points (1.32%) in the first quarter of 1999 while mortgage-backed securities outperformed Treasuries by 48 basis points (0.48%).

================================================================================
      The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and U. S. government securities.
================================================================================

      During April, spread sector bonds continued to outperform Treasuries and began to exhibit less attractive risk/return profiles at which point, the Fund started reducing its holdings in corporate bonds. This strategy was both appropriate and successful as spread assets

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The Federal Reserve Board (Fed) announces a bias after their Federal
    Reserve Open Market Committee (FOMC) meetings. The bias reflects the consensus of the Fed and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing, or neutral bias announced. In this case, a tightening bias was announced, meaning that the Fed was more likely to raise interest rates than lower them in the future. The bias is in place until the next FOMC meeting, where the Fed may announce a change in bias, or reaffirm their current bias.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

reacted poorly to the Fed's policy change in May, widening significantly in yield spread and underperforming Treasuries.

      As the first half of 1999 came to a close, yields on spread assets had widened sufficiently that the Fund again found them to be attractive on a relative valuation basis. Prior to the second quarter's close, the Fund moved to its most overweighted position in spread assets in several years. While the potential benefits of this strategy did not contribute positively to our performance during June as liquidity began to suffer and volatility increased, we believe that continued strength in the U.S. economy, increasing corporate profitability, and relatively stable financial markets will support enhanced performance of these asset classes.

Q. What is your outlook for the remainder of the year?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and U. S. government securities. We currently believe that the spread sectors remain fundamentally attractive relative to their recent historical value but may suffer intermittently from short-term concerns of reduced market liquidity as investors monitor future Fed activity and focus on potential dislocations associated with Year 2000 concerns. Nevertheless, in our opinion, asset valuations have already sufficiently discounted these risks.

      As 1999 progresses, our strategy will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocations to reflect changes in sector valuations and continuing to identify attractive investment opportunities within these sectors.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
-------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year .....................................................            2.51%
5 Years ....................................................            7.11%
10 Years ...................................................            7.71%
Since Inception (5/1/83) ...................................            8.89%

--------------------------------------------------------------------------------

                        Recent Asset Allocation Strategy
                                (% Market Values)

                               [GRAPHIC OMITTED]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bailie Gifford International Fund
--------------------------------------------

[PHOTO OMITTED]

R. Robin Menzies,
Portfolio Manager

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

Inception: February 8, 1991

Net Assets at June 30, 1999: $702,813,100

Q. How did the Fund perform in the first six months of 1999?

A. For the six months ended June 30, 1999, the Fund produced a total return of 3.63%.(1) This compares with the total return of 4.11% for the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index.(2)

      The international markets' behavior during the period can be characterized as strong in Asia and dull in Europe. The MSCI Pacific ex-Japan Index(3) showed a total return of 26.23% and MSCI Japan(4) Index showed a total return of 20.82%, while MSCI UK(5) Index was up by only 2.62%, and MSCI Europe ex-UK(6) Index fell by 4.40%. Part of the weakness was attributable to currency factors. The total return of the MSCI Europe ex-UK Index was a positive 8.20% in local currency terms, but those currencies, predominantly the Euro, were weak against the Dollar.

Q. What factors contributed to the Fund's performance?

A. The reason that the Fund's performance during the past six months was slightly behind that of the MSCI EAFE Index was that the Fund had, on average, less of its portfolio invested in Asia than the weight within the EAFE Index. By the end of the second quarter, there was little difference in the Asian proportions of the Fund and the Index. The Fund's performance was helped by the fact that the stocks that the Fund held in Japan rose by significantly more than the MSCI Japan Index.

      During the past six months, it became clear that the countries of the Pacific ex-Japan region were recovering quicker than previously had been expected from the recessions they had suffered due to the depreciation of many of their currencies and the accompanying high interest rates. Also, as a result of very high levels of government spending, the Japanese economy recovered, too. Japan's Gross Domestic Product grew by 7.9% in the first quarter. In contrast, economic activity in Continental Europe was patchy. While France expanded, both the German and Italian economies did not do as well as expected.

      The changes in activity in the various international economies led to changes in our evaluation of the prospects for the companies in the different regions, and, in consequence, we increased the Fund's exposure to Asia and reduced that in Europe.

Q. What is your outlook for the rest of the year?

A. Our investment strategy continues to be one of identifying individually attractive companies domiciled in developed markets outside North America. Our analysts conduct disciplined research on the universe of stocks available for investment, looking at the prospects of the industries in which the companies operate, the companies' competitive positions, profitability, and management strategies. This involves many meetings and much travel from our offices in Edinburgh.

================================================================================
      "The international markets' behavior during the period can be characterized as strong in Asia and dull in Europe."
================================================================================

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) The MSCI Pacific Ex-Japan Index is an unmanaged index generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong and New Zealand. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(4) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(5) The MSCI UK Index is an unmanaged index generally considered to be representative of stock market activity in the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(6) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

      Looking forward, we expect growth to remain strong in Asia and believe that the weakness of the Euro should improve the competitive position of companies exporting from Europe, and eventually lead to a recovery in the region. We will continue to follow our strategy of investing in fundamentally attractive businesses, wherever they are based internationally.

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
----------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year .....................................................               5.34%
3 Years ....................................................              13.91%
5 Years ....................................................              12.41%
Since Inception (2/8/91) ...................................              13.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                          Location as of June 30, 1999

    [The following table was depicted as a pie chart in the printed material]

United Kingdom              21.47%

Europe                      45.31%

Japan                       24.15%

Pacific                      7.96%

Cash                         1.02%

Latin America                0.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 1999

                              Percent
     Company               of Net Assets  Nature of Company       Country
--------------------------------------------------------------------------------
1. Mannesmann AG                3.49%     Industrial Machinery    Germany
--------------------------------------------------------------------------------
2. Glaxo Wellcome               2.50%     Drugs & Health Care     United Kingdom
--------------------------------------------------------------------------------
3. Elf Aquitaine                2.41%     Oil-Integrated          France
--------------------------------------------------------------------------------
4. BP Amoco PLC                 2.21%     Oil-International       United Kingdom
--------------------------------------------------------------------------------
5. Banco Santander
    Central Hispano S.A.        1.97%     Banks                   Spain
--------------------------------------------------------------------------------
6. DaimlerChrysler AG           1.85%     Automotive              Germany
--------------------------------------------------------------------------------
7. Nokia OYJ                    1.85%     Telecommunications      Finland
--------------------------------------------------------------------------------
8. Acciona S.A.                 1.83%     Construction & Housing  Spain
--------------------------------------------------------------------------------
9. Vodafone Group               1.79%     Telecommunications      United Kingdom
--------------------------------------------------------------------------------
10. Fujitsu Ltd.                1.69%     Computer Systems        Japan
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------------------

[PHOTO OMITTED]

Left to Right; Alan N. Hoffman, CFA, Senior Portfolio Manager, Philip
J. Orlando, CFA, Chief Investment Officer & Centurion Team Leader and Nancy L. Bendig, Senior Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at June 30, 1999: $885,486,767

Q. For the six months ended June 30, 1999, how did the Value Line Centurion Fund perform?

A. For the six months ended June 30, 1999, the Centurion Fund produced a total return of 10.74%(1), compared with total returns of 12.38% for the Standard & Poor's 500 Index(2) (S&P 500) and 9.24% for the Russell 2000 Index(3).

Q. What factors affected the Fund's performance and what was your investment strategy during this time period?

A. From the beginning of the year through April 9th, growth stocks were king, value was an afterthought, and cash was trash. As a result, Centurion's fully-invested portfolio emphasis on technology, healthcare, retail, and financial-service stocks paid off handsomely, as Centurion surged by 12.2%, the S&P 500 rose 10.1%, and the Russell 2000 actually declined by -3.7%.

      At this point in time, however, investor psychology changed dramatically, as investors perceived that nascent economic recoveries in Brazil, Germany and Japan were sustainable. Consequently, investors commenced a brutally volatile and extreme sector rotation out of the growth stocks and into the beaten-down cyclicals - that is, companies whose economically-sensitive earnings would respond powerfully to a global economic resurgence.

      During the two-month period from April 9th through June 15th, Centurion's performance was -10.9%. Centurion underperformed the S&P 500 by 7.4%, as the Index returned -3.5% for the same two months. Centurion also underperformed by nearly 18% the Russell 2000, which returned 7.1% over that two-month time frame.

      By mid-June, however, investors began to recognize that it was premature to anticipate robust global growth. Despite encouraging, yet precarious, first steps out of recession by Brazil, Germany and Japan, the regional economies of Latin America, Europe and the Pacific Rim are not completely out of the woods. The markets concluded that cyclical stocks simply will not get, as yet, the global economic juice needed to power earnings and sustain their second-quarter rally.

      As a result, the investor pendulum swung out of cyclicals and back into growth, clearly benefiting Centurion. For the fortnight that closed the second quarter, Centurion soared from 1.3% to 10.7%, compared with the S&P 500's move from 6.5% to 12.4% and the Russell 2000's increase from 3.4% to 9.1%.

================================================================================
  We believe that inflation will remain benign, which could spark a rally in the bond market, with lower interest rates perhaps approaching 5.50%.
================================================================================

Q. What is your outlook for the remainder of the year?

A. For the rest of 1999, we believe that the Federal Reserve is on hold. Chairman Alan Greenspan surpris-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns.
(4) The Federal Reserve Board (Fed) announces a bias after their Open Market Committee (FOMC) meetings or after raising or lowering interest rates. The bias reflects the consensus of the Fed and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing, or neutral bias announced. In this case, a neutral bias was announced, meaning that the Fed was more likely to keep interest rates the same than change them in the future.


--------------------------------------------------------------------------------
14
ingly shifted the Fed's monetary policy bias to neutral(4), after preemptively increasing the federal funds rate by 25 basis points (0.25%) to 5.00% (the Fed's first such move in more than two years) at its recent June 30th Open Market Committee (FOMC) meeting. The long bond's yield increase from 4.70% last October to 6.20% in June has contributed to a sequential deceleration in Gross Domestic Product (GDP) growth in the U.S., from 6.0% in the fourth quarter of 1998, to 4.3% in the first quarter of 1999, to 2.3% in the second quarter of 1999.

      We believe that inflation will remain benign, which could spark a rally in the bond market, with lower interest rates perhaps approaching 5.50%. We expect solid double-digit corporate profit gains, which points to a continued longer-term positive bias for the equity markets. We remain cautious, however, due to the possibility of some profit taking during the seasonally weak months of September and October, because of conservative corporate earnings guidance relating to Year 2000 concerns.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
-------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year ......................................................             22.08%
5 Years .....................................................             25.64%
10 Years ....................................................             19.04%
Since Inception (11/15/83) ..................................             15.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of June 30, 1999

 1.   Cisco Systems Inc.
--------------------------------------------------------------------------------
 2.   Tellabs Inc.
--------------------------------------------------------------------------------
 3.   Medtronic Inc.
--------------------------------------------------------------------------------
 4.   IBM Corp.
--------------------------------------------------------------------------------
 5.   State Street Corp.
--------------------------------------------------------------------------------
 6.   Clear Channel Comm. Inc.
--------------------------------------------------------------------------------
 7.   Amgen Inc.
--------------------------------------------------------------------------------
 8.   American Express Co.
--------------------------------------------------------------------------------
 9.   Microsoft Corp.
--------------------------------------------------------------------------------
10.   Fifth Third Bancorp
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector

    [The following table was depicted as a pie chart in the printed material]

Consumer Cyclical                0.75%

Energy                           1.19%

Technology                      22.04%

Financial                       19.01%

Transportation                   1.82%

Utilities                        3.25%

Capital Goods                    6.69%

Consumer Goods (Non-Durables)   18.44%

Consumer Growth                 23.51%

Cash                             3.31%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Asset Allocation as of June 30, 1999

    [The following table was depicted as a pie chart in the printed material]

                               Cash      3.31%
                               Stock    96.69%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
--------------------------------------------------

[PHOTO OMITTED]

Standing Left to Right: Nancy L. Bendig, Senior Portfolio Manager,
Stephen E. Grant, Senior Portfolio Manager & SAM Team Leader, and Bruce H. Alston, CFA, Director of Fixed Income

Objective: High total return consistent with reasonable risk

Portfolio: Stocks, bonds and money market instruments

Inception: October 1, 1987

Net Assets at June 30, 1999: $1,519,651,498

Q. How did the SAM Trust perform in the first half of 1999?

A. The Trust performed very well relative to both its benchmark and its peers. Its six-month total return was 10.82%(1). This compared with a total return of 12.38% for the Standard & Poor's 500 Index(2) (S&P 500) and a total return of -2.60% for the Lehman Government/Corporate Bond Index(3). SAM has nearly kept pace with the S&P 500 over the years, while advancing well ahead of the Lehman Bond Index.

      Among its peer group, the Trust ranked 3 out of the 92 flexible variable annuity underlying funds followed by Lipper Analytical Services(4) for the six-month period ended June 30. For the past 12 months, it ranked 3 out of 92 funds; for five years, 4 out of 60 funds; and for ten years, 4 out of 38 funds.

Q. What factors affected performance in the six-month period?

A. Excellent stock selection was key to SAM's returns in the year's first half. As in 1998, the stock portion of the portfolio outperformed the S&P 500, helped in part by a moderate overweighting in the technology sector. About one-third of our stockholdings are in small- and mid-capitalization equities, an area that continued to lag the S&P 500, but we overcame this through good specific stock selection.

      A secondary factor affecting performance was asset allocation. The Trust started 1999 with about 85% of assets in stocks, 10% in bonds, and 5% in cash equivalents. By the end of January, we had reduced the stock position to 70% of assets. In the remaining months of the year's first half, stock exposure was gradually reduced even further to only 50% of assets. The proceeds were redirected mainly into bonds, which were raised to 20% of assets by the end of January and then gradually to 35% by the end of June. Cash rose to about 15% of total assets in the period. The move out of stocks and into bonds proved to be premature (at best), since stocks ended the first half with a strong gain to new highs, while bonds continued falling in price until a moderate rally in late June.

================================================================================
      Excellent stock selection was key to SAM's returns in the year's first half. As in 1998, the stock portion of the portfolio outperformed the S&P 500, helped in part by a moderate overweighting in the technology sector.
================================================================================

Q. How do you select individual stocks and bonds?

A. For stock selection, we rely on the Value Line Timeliness Ranking System, a proprietary tool that has been in use for nearly 35 years. This system favors stocks with strong earnings momentum and strong price momentum. These tend to be fast-growing companies whose stock price can be more volatile than that of the average company. To reduce risk, we maintain a diversi-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

fied portfolio that does not stray too far from the industry weightings of the S&P 500.

      In bond selection, we stay with high-quality holdings. The mix varies among Treasury securities, U.S. agencies, and corporate bonds depending upon available yields, and our economic outlook. We continue to emphasize Treasuries and agencies at this time.

Q. What is your outlook for the rest of the year?

A. Keep in mind that the Trust's central tendency, or neutral position, is to be weighted 55% in stocks, 35% in bonds, and 10% in cash. Thus, our recent changes have essentially brought us back to a neutral allocation. To determine asset allocation, we rely on Value Line's proprietary models, which use a number of economic and financial data. We heavily overweighted the portfolio toward stocks in the third quarter of last year to take advantage of a sharp market drop at that time. This year, as the stock market rallied to new highs, and as interest rates rose, our models told us to begin moving out of stocks and back into bonds. If current trends continue, we may reduce SAM's stock exposure still further.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust Profile
---------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 1999
================================================================================
1 Year .....................................................              22.44%
5 Years ....................................................              20.63%
10 Years ...................................................              17.05%
Since Inception (10/1/87) ..................................              15.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 1999

 1. VISX Inc.
--------------------------------------------------------------------------------
 2. Omnicom Group Inc.
--------------------------------------------------------------------------------
 3. Cisco Systems Inc.
--------------------------------------------------------------------------------
 4. Tyco International Ltd.
--------------------------------------------------------------------------------
 5. Allergan Inc.
--------------------------------------------------------------------------------
 6. Wal Mart Stores Inc.
--------------------------------------------------------------------------------
 7. Enron Corp.
--------------------------------------------------------------------------------
 8. Airtouch Comm. Inc.
--------------------------------------------------------------------------------
 9. Biogen Inc.
--------------------------------------------------------------------------------
10. Symbol Technologies Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector

    [The following table was depicted as a pie chart in the printed material]

                         Stocks         49.98%
                         Bonds          34.65%
                         Cash           15.38%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund.
-------------------------------------

[PHOTO OMITTED]

Alexander M. Grant, Jr.,
Portfolio Manager

Objective: As high a level of current income as is consistent with preservation of capital and liquidity

Portfolio: Short-term money market instruments

Inception: November 1, 1981

Net Assets at June 30, 1999: $442,622,986

Q. How has The Guardian Cash Fund performed during the first half of 1999?

A. As of June 30, 1999, the effective 7-day annualized yield for The Guardian Cash Fund was 4.45%(1). The Fund produced an annualized total return of 4.42%(2) for the half-year ended June 30, 1999. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 4.26%; total annualized return for the same category was 4.27%. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during this period?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (98.01%) was invested in commercial paper; the balance (1.99%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). The Fed's policy-making open market committee (FOMC) raised the Fed funds target rate on June 30, 1999 by 25 basis points (0.25%) to 5.00%. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate, and through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity - 22 days as of June 30, 1999. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 51 days.

================================================================================
      The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets.
================================================================================

Q. What is your outlook for the remainder of the year?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Cash Fund. As the stock market rallies, our investors typically transferred cash to equity funds. During those times when the stock market stalls, we see cash inflows.

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures and will vary as interest rates change. Effective yield assumes that income is reinvested. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

                      This page intentionally left blank.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account C                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)


                                                                                                                     Baillie
                                                                         Guardian       Guardian      Guardian       Gifford
                                                                          Stock          Bond           Cash      International
                                                                       ---------------------------------------------------------
Assets
 Shares owned in underlying fund -- Note 1 .........................       135,338         27,419          1,408        57,722
 Net asset value per share (NAV) ...................................         51.83          11.74          10.00         21.38
                                                                       -----------    -----------    -----------   -----------
   Total Assets (Shares x NAV) .....................................   $ 7,014,572    $   321,899    $    14,080   $ 1,234,096

Liabilities
 Due to Guardian Insurance & Annuity Company, Inc. .................        24,625          1,153            115         2,263
                                                                       -----------    -----------    -----------   -----------
   Net Assets ......................................................   $ 6,989,947    $   320,746    $    13,965   $ 1,231,833
                                                                       ===========    ===========    ===========   ===========

Number of units outstanding ........................................   124,737.259     14,988.955        867.400    57,213.534
Unit value .........................................................         56.04          21.40          16.10         21.53

FIFO Cost ..........................................................   $ 5,491,423    $   329,483    $    14,080   $ 1,078,657

                                                                                       Value Line
                                                                                        Strategic
                                                                        Value Line         Asset
                                                                        Centurion       Management
                                                                       ---------------------------
Assets
 Shares owned in underlying fund -- Note 1 .........................         31,466         51,551
 Net asset value per share (NAV) ...................................          33.71          27.95
                                                                        -----------    -----------
   Total Assets (Shares x NAV) .....................................    $ 1,060,717    $ 1,440,845

Liabilities
 Due to Guardian Insurance & Annuity Company, Inc. .................          2,162          2,090
                                                                        -----------    -----------
   Net Assets ......................................................    $ 1,058,555    $ 1,438,755
                                                                        ===========    ===========

Number of units outstanding ........................................     17,884.436     29,469.888
Unit value .........................................................          59.19          48.82

FIFO Cost ..........................................................    $   815,189    $ 1,072,192

--------------------------------------------------------------------------------
The Guardian Separate Account C
------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)


                                                                                                                     Baillie
                                                                         Guardian       Guardian      Guardian       Gifford
                                                                          Stock          Bond           Cash      International
                                                                       ----------------------------------------------------------
Investment Income
 Income:
   Reinvested dividends ............................................   $    16,475    $     7,562    $       897   $     3,052
 Expenses -- Note 3:
   Mortality and expense risk charges ..............................        17,117            779            112         2,836
                                                                       -----------    -----------    -----------   -----------
 Net investment  income/(expense) ..................................          (642)         6,783            785           216
                                                                       -----------    -----------    -----------   -----------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
   Net realized gain/(loss) from sale of investments ...............        95,343            273             --        20,910
   Reinvested realized gain distributions ..........................       160,401            878             --        13,985
                                                                       -----------    -----------    -----------   -----------
 Net realized gain/(loss) on investments ...........................       255,744          1,151             --        34,895
                                                                       -----------    -----------    -----------   -----------
 Net change in unrealized appreciation/(depreciation) of investments       269,708        (13,353)            --         5,355
                                                                       -----------    -----------    -----------   -----------
Net realized and unrealized gain/(loss) from investments ...........       525,452        (12,202)            --        40,250
                                                                       -----------    -----------    -----------   -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ....   $   524,810    $    (5,419)   $       785   $    40,466
                                                                       ===========    ===========    ===========   ===========

                                                                                      Value Line
                                                                                       Strategic
                                                                       Value Line         Asset
                                                                       Centurion       Management
                                                                       --------------------------
Investment Income
 Income:
   Reinvested dividends ............................................   $        --    $        --
 Expenses -- Note 3:
   Mortality and expense risk charges ..............................         2,835          3,681
                                                                       -----------    -----------
 Net investment  income/(expense) ..................................        (2,835)        (3,681)
                                                                       -----------    -----------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
   Net realized gain/(loss) from sale of investments ...............        12,945         29,146
   Reinvested realized gain distributions ..........................            --             --
                                                                       -----------    -----------
 Net realized gain/(loss) on investments ...........................        12,945         29,146
                                                                       -----------    -----------
 Net change in unrealized appreciation/(depreciation) of investments        90,005        112,091
                                                                       -----------    -----------
Net realized and unrealized gain/(loss) from investments ...........       102,950        141,237
                                                                       -----------    -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ....   $   100,115    $   137,556
                                                                       ===========    ===========

                           See notes to financial statements


--------------------------------------------------------------------------------
                                     20 & 21

--------------------------------------------------------------------------------
The Guardian Separate Account C                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 1998 (Audited) and
Six Months Ended June 30, 1999 (Unaudited)


                                                                                                                      Baillie
                                                                         Guardian       Guardian       Guardian       Gifford
                                                                           Stock          Bond           Cash       International
                                                                        --------------------------------------------------------
1998 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................   $    22,622    $    14,831    $     1,814    $       168
  Net realized gain/(loss) from sale of investments .................       243,231            259             --        114,402
  Reinvested realized gain distributions ............................       652,078          3,958             --         59,081
  Net change in unrealized appreciation/(depreciation) of investments       109,502          1,777             --         49,642
                                                                        -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations .................     1,027,433         20,825          1,814        223,293
                                                                        -----------    -----------    -----------    -----------

1998 Policy Transactions
  Net policy purchase payments ......................................       831,980         48,151         12,086        210,740
  Transfer on account of death and other terminations ...............      (424,652)        (6,971)       (12,263)       (60,605)
  Transfer of policy loans ..........................................      (127,939)        (4,595)        (2,375       (275,220)
  Transfer between investment divisions .............................         8,971         (1,061)            --          1,159
  Transfer of cost of insurance and policy fees -- Note 3 ...........      (218,363)       (10,762)        (3,176)       (48,616)
  Transfers -- other ................................................           464              2             (1)            21
                                                                        -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ..................        70,461         24,764           (979)      (172,521)
                                                                        -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets .............................     1,097,894         45,589            835         50,772
  Net Assets at December 31, 1997 ...................................     5,196,393        269,170         39,237      1,118,356
                                                                        -----------    -----------    -----------    -----------
  Net Assets at December 31, 1998 ...................................   $ 6,294,287    $   314,759    $    40,072    $ 1,169,128
                                                                        ===========    ===========    ===========    ===========

1999 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................   $      (642)   $     6,783    $       785    $       216
  Net realized gain/(loss) from sale of investments .................        95,343            273             --         20,910
  Reinvested realized gain distributions ............................       160,401            878             --         13,985
  Net change in unrealized appreciation/(depreciation) of investments       269,708        (13,353)            --          5,355
                                                                        -----------    -----------    -----------    -----------
  Net increase/(decrease) resulting from operations .................       524,810         (5,419)           785         40,466
                                                                        -----------    -----------    -----------    -----------

1999 Policy Transactions
  Net policy purchase payments ......................................       429,536         20,383          8,856         99,363
  Transfer on account of death and other terminations ...............       (78,425)        (2,565)       (22,537)       (28,152)
  Transfer of policy loans ..........................................       (77,360)          (102)        (6,001)       (24,048)
  Transfer between investment divisions .............................         8,403         (1,021)        (5,837)          (275)
  Transfer of cost of insurance and policy fees -- Note 3 ...........      (111,337)        (5,289)        (1,373)       (24,643)
  Transfers -- other ................................................            33             --             --             (6)
                                                                        -----------    -----------    -----------    -----------
  Net increase/(decrease) from policy transactions ..................       170,850         11,406        (26,892)        22,239
                                                                        -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets .............................       695,660          5,987        (26,107)        62,705
  Net Assets at December 31, 1998 ...................................     6,294,287        314,759         40,072      1,169,128
                                                                        -----------    -----------    -----------    -----------
  Net Assets at June 30, 1999 .......................................   $ 6,989,947    $   320,746    $    13,965    $ 1,231,833
                                                                        -----------    -----------    -----------    -----------

                                                                                       Value Line
                                                                                        Strategic
                                                                         Value Line       Asset
                                                                         Centurion      Management
                                                                         -------------------------
1998 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................   $    (2,288)   $    24,978
  Net realized gain/(loss) from sale of investments .................        43,574         32,453
  Reinvested realized gain distributions ............................        50,196         91,453
  Net change in unrealized appreciation/(depreciation) of investments       111,291        129,000
                                                                        -----------    -----------
  Net increase/(decrease) resulting from operations .................       202,773        277,884
                                                                        -----------    -----------

1998 Policy Transactions
  Net policy purchase payments ......................................       123,106        158,898
  Transfer on account of death and other terminations ...............       (78,661)       (78,534)
  Transfer of policy loans ..........................................       (35,056)       (24,752)
  Transfer between investment divisions .............................           (11)        (9,058)
  Transfer of cost of insurance and policy fees -- Note 3 ...........       (29,980)       (41,983)
  Transfers -- other ................................................            85             55
                                                                        -----------    -----------
  Net increase/(decrease) from policy transactions ..................       (20,517)         4,626
                                                                        -----------    -----------
Total Increase/(Decrease) in Net Assets .............................       182,256        282,510
  Net Assets at December 31, 1997 ...................................       762,029      1,027,524
                                                                        -----------    -----------
  Net Assets at December 31, 1998 ...................................   $   944,285    $ 1,310,034
                                                                        ===========    ===========

1999 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................   $    (2,835)   $    (3,681)
  Net realized gain/(loss) from sale of investments .................        12,945         29,146
  Reinvested realized gain distributions ............................            --             --
  Net change in unrealized appreciation/(depreciation) of investments        90,005        112,091
                                                                        -----------    -----------
  Net increase/(decrease) resulting from operations .................       100,115        137,556
                                                                        -----------    -----------

1999 Policy Transactions
  Net policy purchase payments ......................................        64,728         76,198
  Transfer on account of death and other terminations ...............       (18,842)       (23,489)
  Transfer of policy loans ..........................................       (15,120)       (38,416)
  Transfer between investment divisions .............................          (516)          (754)
  Transfer of cost of insurance and policy fees -- Note 3 ...........       (16,150)       (22,368)
  Transfers -- other ................................................            55             (6)
                                                                        -----------    -----------
  Net increase/(decrease) from policy transactions ..................        14,155         (8,835)
                                                                        -----------    -----------
Total Increase/(Decrease) in Net Assets .............................       114,270        128,721
  Net Assets at December 31, 1998 ...................................       944,285      1,310,034
                                                                        -----------    -----------
  Net Assets at June 30, 1999 .......................................   $ 1,058,555    $ 1,438,755
                                                                        -----------    -----------

                           See notes to financial statements


--------------------------------------------------------------------------------
                                     22 & 23

--------------------------------------------------------------------------------
The Guardian Separate Account C
----------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account C (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 10, 1988. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account as selected by the policyowner. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. The Account currently comprises six investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc.
(GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund
(BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund). However, a policyowner can only invest in up to four investment divisions.

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF is managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The change in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of annual premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------
Note 3 -- Administrative and Mortality
          and Expense Risk Charges
--------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of .50% of the policy account value. For the six months ending June 30, 1999 this amount was $27,360.

--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

      Under the terms of the policy, GIAC also deducts a daily charge from the policy account value for the cost of life insurance. The amount, based on various factors, is compensation to GIAC for the anticipated cost of paying death benefits. The charge is deducted from the investment base at the end of each month. For the six months ending June 30, 1999 and the year ended December 31, 1998, deductions for the cost of life insurance amounted to $181,160 and $352,880, respectively.

      Additional charges are assessed against the annual premium. These include a $50 annual policy fee, and an annual state premium tax charge of approximately 2.5% of the basic premium.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

----------------------------
Note 4 -- Purchase and Sales
----------------------------

      During the six months ended June 30, 1999 and the year ended December 31, 1998, purchases and sales of shares of the Funds were as follows:

                                     Purchases     Purchases      Sales       Sales
                                      June 30,    December 31,   June 30,   December 31,
                                        1999         1998         1999         1998
                                     ----------   ----------   ----------   ----------
The Guardian Stock Fund, Inc. ....   $  544,496   $1,301,371   $  230,363   $  553,661
The Guardian Bond Fund, Inc. .....       28,361       65,559        9,516       22,486
The Guardian Cash Fund, Inc. .....        8,038       16,224       35,032       15,143
Baillie Gifford International Fund      113,031      317,063       79,755      430,347
Value Line Centurion Fund, Inc. ..       59,144      164,284       49,989      136,023
Value Line Strategic Asset
  Management Trust ...............       60,395      249,514       76,230      128,706
                                     ----------   ----------   ----------   ----------
  Total ..........................   $  813,465   $2,114,015   $  480,885   $1,286,366
                                     ==========   ==========   ==========   ==========

Note: In some instances the calculation of total assets may not agree due to rounding.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account B                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)



                                                                                   Guardian          Guardian         Guardian
                                                                                     Stock             Bond             Cash
                                                                                 -----------------------------------------------
Assets
  Shares owned in underlying fund -- Note 1 ..................................       3,775,939        2,420,184        3,549,869
  Net asset value per share (NAV) ............................................           51.83            11.74            10.00
                                                                                 -------------    -------------    -------------
   Total Assets (Shares x NAV) ...............................................   $ 195,706,925    $  28,412,957    $  35,498,688

Liabilities
  Due to Guardian Insurance & Annuity Company, Inc. ..........................          19,265            2,846          338,999
                                                                                 -------------    -------------    -------------
   Net Assets -- Note 4 ......................................................   $ 195,687,660    $  28,410,111    $  35,159,689
                                                                                 =============    =============    =============

Number of units outstanding ..................................................   1,948,202.903      983,979.762    1,794,968.826
Unit value ...................................................................          100.45            28.87            19.59

FIFO Cost ....................................................................   $ 155,916,231    $  29,344,341    $  35,498,688

                                                                                                                     Value Line
                                                                                    Baillie                          Strategic
                                                                                    Gifford         Value Line         Asset
                                                                                 International      Centurion        Management
                                                                                 -----------------------------------------------
Assets
  Shares owned in underlying fund -- Note 1 ..................................         630,818        3,069,394        1,266,099
  Net asset value per share (NAV) ............................................           21.38            33.71            27.95
                                                                                 -------------    -------------    -------------
   Total Assets (Shares x NAV) ...............................................   $  13,486,882    $ 103,469,284    $  35,387,478

Liabilities
  Due to Guardian Insurance & Annuity Company, Inc. ..........................           1,595           10,401            3,945
                                                                                 -------------    -------------    -------------
   Net Assets -- Note 4 ......................................................   $  13,485,287    $ 103,458,883    $  35,383,533
                                                                                 =============    =============    =============

Number of units outstanding ..................................................     583,707.319    1,181,648.869      670,812.008
Unit value ...................................................................           23.10            87.55            52.75

FIFO Cost ....................................................................   $  12,738,992    $  79,060,475    $  25,646,164



                                                                                  Smith Barney
                                                                                    Fund 2004
                                                                                 -------------
Assets
  Shares owned in underlying fund -- Note 1 ..................................       9,113,206
  Net asset value per share (NAV) ............................................            0.73
                                                                                 -------------
   Total Assets (Shares x NAV) ...............................................   $   6,695,473

Liabilities
  Due to Guardian Insurance & Annuity Company, Inc. ..........................           1,671
                                                                                 -------------
   Net Assets -- Note 4 ......................................................   $   6,693,802
                                                                                 =============

Number of units outstanding ..................................................     128,330.584
Unit value ...................................................................           52.16

FIFO Cost ....................................................................   $   4,781,286

--------------------------------------------------------------------------------
The Guardian Separate Account B
----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)



                                                                                   Guardian          Guardian         Guardian
                                                                                     Stock             Bond             Cash
                                                                                 -----------------------------------------------
Investment Income
  Income:
    Reinvested dividends .....................................................   $     460,817    $     668,991    $     842,437
  Expenses -- Note 3:
    Mortality and expense risk charges .......................................         474,548           69,989           96,035
                                                                                 -------------    -------------    -------------
  Net investment  income/(expense) ...........................................         (13,731)         599,002          746,402
                                                                                 -------------    -------------    -------------

Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ........................      10,331,915         (147,819)              --
    Reinvested realized gain distributions ...................................       4,486,438           77,691               --
                                                                                 -------------    -------------    -------------
  Net realized gain/(loss) on investments ....................................      14,818,353          (70,128)              --
  Net change in unrealized appreciation/(depreciation) of investments ........          25,173       (1,026,780)              --
                                                                                 -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments .....................      14,843,526       (1,096,908)              --
                                                                                 -------------    -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..............   $  14,829,795    $    (497,906)   $     746,402
                                                                                 =============    =============    =============

                                                                                                                     Value Line
                                                                                    Baillie                          Strategic
                                                                                    Gifford         Value Line         Asset
                                                                                 International      Centurion        Management
                                                                                 -----------------------------------------------
Investment Income
  Income:
    Reinvested dividends .....................................................   $      33,459    $          --    $          --
  Expenses -- Note 3:
    Mortality and expense risk charges .......................................          32,846          249,366           85,612
                                                                                 -------------    -------------    -------------
  Net investment  income/(expense) ...........................................             613         (249,366)         (85,612)
                                                                                 -------------    -------------    -------------

Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ........................         417,075        5,840,167        1,324,112
    Reinvested realized gain distributions ...................................         153,340               --               --
                                                                                 -------------    -------------    -------------
  Net realized gain/(loss) on investments ....................................         570,415        5,840,167        1,324,112
  Net change in unrealized appreciation/(depreciation) of investments ........        (179,002)       4,081,275        2,150,824
                                                                                 -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments .....................         391,413        9,921,442        3,474,936
                                                                                 -------------    -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..............   $     392,026    $   9,672,076    $   3,389,324
                                                                                 =============    =============    =============



                                                                                  Smith Barney
                                                                                    Fund 2004
                                                                                 -------------
Investment Income
  Income:
    Reinvested dividends .....................................................   $          --
  Expenses -- Note 3:
    Mortality and expense risk charges .......................................          26,145
                                                                                 -------------
  Net investment  income/(expense) ...........................................         (26,145)
                                                                                 -------------

Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ........................         552,060
    Reinvested realized gain distributions ...................................              --
                                                                                 -------------
  Net realized gain/(loss) on investments ....................................         552,060
  Net change in unrealized appreciation/(depreciation) of investments ........        (806,040)
                                                                                 -------------
Net realized and unrealized gain/(loss) from investments .....................        (253,980)
                                                                                 -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..............   $    (280,125)
                                                                                 =============

                            See notes to financial statements


--------------------------------------------------------------------------------
                                     26 & 27

--------------------------------------------------------------------------------
The Guardian Separate Account B                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 1998 (Audited) and
Six Months Ended June 30, 1999 (Unaudited)



                                                                          Guardian         Guardian         Guardian
                                                                            Stock            Bond             Cash
                                                                        ----------------------------------------------
1998 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................   $     785,824    $   1,347,573    $   1,781,581
  Net realized gain/(loss) from sale of investments .................      20,459,401           (9,192)              --
  Reinvested realized gain distributions ............................      19,892,487          347,936               --
  Net change in unrealized appreciation/(depreciation) of investments      (9,255,640)         320,086               --
                                                                        -------------    -------------    -------------
  Net increase/(decrease) resulting from operations .................      31,882,072        2,006,403        1,781,581
                                                                        -------------    -------------    -------------

1998 Policy Transactions
  Net policy purchase payments ......................................              --               --          592,915
  Transfer of net policy loading -- Note 3 ..........................        (163,656)         (23,106)         (49,433)
  Transfer on account of death ......................................      (1,429,136)        (229,758)        (419,861)
  Transfer on account of other terminations .........................      (5,045,779)      (1,366,661)      (2,818,547)
  Transfer of policy loans ..........................................      (2,421,724)        (836,466)        (660,755)
  Transfer of cost of insurance and policy fees -- Note 3 ...........      (2,515,933)        (455,421)        (708,818)
  Transfer between investment divisions .............................      (1,486,763)       1,402,000         (534,389)
  Transfers -- other ................................................         (29,237)          (6,609)          (2,901)
                                                                        -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ..................     (13,092,228)      (1,516,021)      (4,601,789)
                                                                        -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............................      18,789,844          490,382       (2,820,208)
   Net Assets at December 31, 1997 ..................................     173,125,131       27,214,106       38,158,883
                                                                        -------------    -------------    -------------
   Net Assets at December 31, 1998 ..................................   $ 191,914,975    $  27,704,488    $  35,338,675
                                                                        =============    =============    =============

1999 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................   $     (13,731)   $     599,002    $     746,402
  Net realized gain/(loss) from sale of investments .................      10,331,915         (147,819)              --
  Reinvested realized gain distributions ............................       4,486,438           77,691               --
  Net change in unrealized appreciation/(depreciation) of investments          25,173       (1,026,780)              --
                                                                        -------------    -------------    -------------
  Net increase/(decrease) resulting from operations .................      14,829,795         (497,906)         746,402
                                                                        -------------    -------------    -------------

1999 Policy Transactions
  Net policy purchase payments ......................................              --               --          195,874
  Transfer of net policy loading -- Note 3 ..........................         (56,297)         (11,826)         (10,704)
  Transfer on account of death ......................................        (708,062)         (87,434)          (5,157)
  Transfer on account of other terminations .........................      (4,378,240)        (291,232)      (1,303,116)
  Transfer of policy loans ..........................................        (782,790)        (163,408)        (365,109)
  Transfer of cost of insurance and policy fees -- Note 3 ...........      (1,346,822)        (228,702)        (325,138)
  Transfer between investment divisions .............................      (3,778,923)       1,986,651          888,066
  Transfers -- other ................................................          (5,976)            (520)            (104)
                                                                        -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ..................     (11,057,110)       1,203,529         (925,388)
                                                                        -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............................       3,772,685          705,623         (178,986)
   Net Assets at December 31, 1998 ..................................     191,914,975       27,704,488       35,338,675
                                                                        -------------    -------------    -------------
   Net Assets at June 30, 1999 ......................................   $ 195,687,660    $  28,410,111    $  35,159,689
                                                                        =============    =============    =============

                                                                                                            Value Line
                                                                            Baillie                          Strategic
                                                                            Gifford         Value Line         Asset
                                                                         International      Centurion        Management
                                                                         -----------------------------------------------
1998 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................    $      12,050    $    (169,948)   $     661,765
  Net realized gain/(loss) from sale of investments .................        1,918,655       11,395,122        3,341,162
  Reinvested realized gain distributions ............................          694,143        5,067,463        2,344,129
  Net change in unrealized appreciation/(depreciation) of investments          (16,477)       5,468,485          765,425
                                                                         -------------    -------------    -------------
  Net increase/(decrease) resulting from operations .................        2,608,371       21,761,122        7,112,481
                                                                         -------------    -------------    -------------

1998 Policy Transactions
  Net policy purchase payments ......................................               --               --               --
  Transfer of net policy loading -- Note 3 ..........................          (38,711)         (61,480)         (54,745)
  Transfer on account of death ......................................         (368,359)        (714,278)        (131,469)
  Transfer on account of other terminations .........................         (727,267)      (3,926,389)      (1,659,288)
  Transfer of policy loans ..........................................         (183,897)      (1,178,658)        (599,046)
  Transfer of cost of insurance and policy fees -- Note 3 ...........         (190,976)      (1,221,051)        (440,555)
  Transfer between investment divisions .............................         (789,594)       1,244,451         (251,487)
  Transfers -- other ................................................          (10,301)         (59,160)         (11,341)
                                                                         -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ..................       (2,309,105)      (5,916,565)      (3,147,931)
                                                                         -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............................          299,266       15,844,557        3,964,550
   Net Assets at December 31, 1997 ..................................       13,541,320       81,485,954       28,208,307
                                                                         -------------    -------------    -------------
   Net Assets at December 31, 1998 ..................................    $  13,840,586    $  97,330,511    $  32,172,857
                                                                         =============    =============    =============

1999 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................    $         613    $    (249,366)   $     (85,612)
  Net realized gain/(loss) from sale of investments .................          417,075        5,840,167        1,324,112
  Reinvested realized gain distributions ............................          153,340               --               --
  Net change in unrealized appreciation/(depreciation) of investments         (179,002)       4,081,275        2,150,824
                                                                         -------------    -------------    -------------
  Net increase/(decrease) resulting from operations .................          392,026        9,672,076        3,389,324
                                                                         -------------    -------------    -------------

1999 Policy Transactions
  Net policy purchase payments ......................................               --               --               --
  Transfer of net policy loading -- Note 3 ..........................           (8,168)         (21,856)         (13,341)
  Transfer on account of death ......................................         (120,092)        (383,695)         (13,167)
  Transfer on account of other terminations .........................         (315,459)      (1,928,328)        (835,729)
  Transfer of policy loans ..........................................         (156,269)        (446,691)        (172,422)
  Transfer of cost of insurance and policy fees -- Note 3 ...........          (86,981)        (729,870)        (260,091)
  Transfer between investment divisions .............................          (60,386)          (5,909)       1,118,475
  Transfers -- other ................................................               30          (27,355)          (2,373)
                                                                         -------------    -------------    -------------
  Net increase/(decrease) from policy transactions ..................         (747,325)      (3,543,704)        (178,648)
                                                                         -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............................         (355,299)       6,128,372        3,210,676
   Net Assets at December 31, 1998 ..................................       13,840,586       97,330,511       32,172,857
                                                                         -------------    -------------    -------------
   Net Assets at June 30, 1999 ......................................    $  13,485,287    $ 103,458,883    $  35,383,533
                                                                         =============    =============    =============



                                                                          Smith Barney
                                                                           Fund 2004
                                                                         -------------
1998 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................    $     (54,947)
  Net realized gain/(loss) from sale of investments .................        1,160,312
  Reinvested realized gain distributions ............................               --
  Net change in unrealized appreciation/(depreciation) of investments         (337,780)
                                                                         -------------
  Net increase/(decrease) resulting from operations .................          767,585
                                                                         -------------

1998 Policy Transactions
  Net policy purchase payments ......................................               --
  Transfer of net policy loading -- Note 3 ..........................          (10,648)
  Transfer on account of death ......................................               --
  Transfer on account of other terminations .........................         (238,311)
  Transfer of policy loans ..........................................         (263,328)
  Transfer of cost of insurance and policy fees -- Note 3 ...........         (103,121)
  Transfer between investment divisions .............................          415,782
  Transfers -- other ................................................             (332)
                                                                         -------------
  Net increase/(decrease) from policy transactions ..................         (199,958)
                                                                         -------------
Total Increase/(Decrease) in Net Assets .............................          567,627
   Net Assets at December 31, 1997 ..................................        6,707,210
                                                                         -------------
   Net Assets at December 31, 1998 ..................................    $   7,274,837
                                                                         =============

1999 Increase/(Decrease) from Operations
  Net investment income/(expense) ...................................    $     (26,145)
  Net realized gain/(loss) from sale of investments .................          552,060
  Reinvested realized gain distributions ............................               --
  Net change in unrealized appreciation/(depreciation) of investments         (806,040)
                                                                         -------------
  Net increase/(decrease) resulting from operations .................         (280,125)
                                                                         -------------

1999 Policy Transactions
  Net policy purchase payments ......................................               --
  Transfer of net policy loading -- Note 3 ..........................           (4,179)
  Transfer on account of death ......................................          (12,457)
  Transfer on account of other terminations .........................         (259,934)
  Transfer of policy loans ..........................................          174,410
  Transfer of cost of insurance and policy fees -- Note 3 ...........          (51,814)
  Transfer between investment divisions .............................         (147,974)
  Transfers -- other ................................................            1,038
                                                                         -------------
  Net increase/(decrease) from policy transactions ..................         (300,910)
                                                                         -------------
Total Increase/(Decrease) in Net Assets .............................         (581,035)
   Net Assets at December 31, 1998 ..................................        7,274,837
                                                                         -------------
   Net Assets at June 30, 1999 ......................................    $   6,693,802
                                                                         =============

                            See notes to financial statements


--------------------------------------------------------------------------------
                                    28 & 29

--------------------------------------------------------------------------------
The Guardian Separate Account B
--------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account B (the Account) of The Guardian Insurance & Annuity Company, Inc. (GIAC) is a unit investment trust registered under the Investment Company Act of 1940, as amended. GIAC established the Account as a separate investment account on November 16, 1984. The Account commenced operations on June 28, 1985. GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian), issues the single premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account as selected by the policyowner. The Account currently comprises seven investment divisions which invest in the shares of certain mutual funds and a unit investment trust. However, a policyowner can only invest in up to four investment divisions. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. Six of the investment divisions of the Account invest in shares of one of the following mutual funds: The Guardian Stock Fund, Inc.
(GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund (BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund). The Account's other investment division purchases units in The Smith Barney Fund of Stripped ("Zero") U.S. Treasury Securities, Series A-2004 Trust (the "Trust").

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      Changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under state insurance law to provide for death benefits (without regard to the policy's minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that a policy's guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Proceeds from the sale of single premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds or Trust at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) The market value of the investments in the Trust is determined by Standard & Poor's Corporation (the Evaluator) on the basis of current offering bid prices for the securities, if available, current prices for comparable securities, the value of the securities as determined by appraisal, or any combination of the foregoing.

      (d) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (e) The cost of investments sold is determined on a first in, first out
(FIFO) basis.


--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------
Note 3 -- Administrative and Mortality
          and Expense Risk Charges
--------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts from each policy a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of
 .50% of a policy's account value. GIAC pays all transaction charges to Smith Barney Inc. on the sale of Trust units to the Account and deducts a daily asset charge against the assets of the Trust for reimbursement of these transaction charges. The asset charge is currently equivalent to an effective annual rate of
 .25% of the daily unit value of the Trust. For the six months ended June 30, 1999 the total amount of these charges was $1,034,541.

      GIAC deducts certain charges from the single premium which are known as "policy loading". The policy loading includes sales and administrative expenses, state premium taxes and a risk charge for the guaranteed minimum death benefit. The gross single premium paid by a policyowner is allocated to the Account on the policy date and becomes the policy's account value. Thereafter, allocated policy loading is subtracted from a policy's account value in equal yearly installments at the beginning of the second through the eleventh policy years. For the six months ended June 30, 1999 and year ended December 31, 1998 these fees amounted to $126,371 and $401,779 respectively.

      In addition, GIAC also makes a monthly charge for the cost of life insurance, based on the account value of the policyowner's insurance in force, as compensation for the anticipated cost of paying death benefits. For the six months ended June 30, 1999 and year ended December 31, 1998, deductions for cost of life insurance amounted to $3,029,418 and $5,331,692, respectively.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes attributable to the Account.

-----------------------------------
Note 4 -- Net Assets, June 30, 1999
-----------------------------------

At June 30, 1999, net assets of the Account were as follows:

  Accumulation of Single Premium
  Variable Life Insurance
  Policyowners' Accounts                          $ 417,472,847
  Owned by GIAC                                         806,118
                                                  -------------
                                                  $ 418,278,965
                                                  =============

            The amount retained by GIAC in the Account comprises GIAC's initial contribution to the Account together with amounts which GIAC allocated to the Account to facilitate the commencement of its operations, unamortized allocated policy loading (see Note 3), and amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account in excess of unamortized allocated policy loading of $126,371 at June 30, 1999 may be transferred by GIAC to its general account.

-----------------------------
Note 5 -- Purchases and Sales
-----------------------------

During the six months ended June 30, 1999 and the year ended December 31, 1998 purchases and sales of shares of the Funds were as follows:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account B
------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

                                       Purchases      Purchases       Sales           Sales
                                        June 30,     December 31,    June 30,      December 31,
                                          1999          1998           1999           1998
                                     ------------   ------------   ------------   ------------
The Guardian Stock Fund, Inc. ....   $ 10,936,551   $ 42,987,410   $ 17,541,406   $ 35,512,717
The Guardian Bond Fund, Inc. .....      6,935,094      7,083,905      5,057,884      6,924,015
The Guardian Cash Fund, Inc. .....     19,738,132     43,594,897     19,889,333     46,423,310
Baillie Gifford International Fund      1,774,745      6,645,091      2,370,270      8,257,111
Value Line Centurion Fund, Inc. ..      8,749,629     21,739,663     12,553,333     22,809,153
Value Line Strategic Asset
  Management Trust ...............      2,484,980      5,542,631      2,752,627      5,703,163
Smith Barney Fund 2004 ...........        485,257      1,387,604        813,168      1,649,562
                                     ------------   ------------   ------------   ------------
  Total ..........................   $ 51,104,388   $128,981,201   $ 60,978,021   $127,279,031
                                     ============   ============   ============   ============

NOTE: In some instances the calculation of total assets may not agree due to rounding.


--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

----------------------
COMMON STOCKS -- 95.3%
----------------------
Shares                                                               Value
---------------------------------------------------------------------------
Aerospace and Defense -- 0.8%
         58,100     Alliant Techsystems, Inc.*               $    5,025,650
        365,774     United Technologies Corp.                    26,221,424
                                                             --------------
                                                                 31,247,074
                                                             --------------
Air Transportation -- 0.4%
        151,000     Continental Airlines, Inc.*                   5,681,375
        141,000     Delta Airlines, Inc.                          8,125,125
                                                             --------------
                                                                 13,806,500
                                                             --------------
Appliance and Furniture -- 0.3%
        309,000     Ethan Allen Interiors, Inc.                  11,664,750
         61,400     Furniture Brands Int'l., Inc.*                1,711,525
                                                             --------------
                                                                 13,376,275
                                                             --------------
Automotive -- 1.9%
        975,000     Ford Motor Co.                               55,026,562
        230,000     General Motors Corp.                         15,180,000
                                                             --------------
                                                                 70,206,562
                                                             --------------
Automotive Parts -- 0.1%
        160,753     Delphi Automotive Systems Corp.               2,983,978
                                                             --------------
Biotechnology -- 1.3%
        241,000     Amgen, Inc.*                                 14,670,875
        170,000     Biogen, Inc.*                                10,933,125
         62,900     MedImmune, Inc.*                              4,261,475
        210,500     Sepracor, Inc.*                              17,103,125
                                                             --------------
                                                                 46,968,600
                                                             --------------
Broadcasting -- 3.2%
        212,400     Adelphia Comm. Corp.*                        13,513,950
        625,400     CBS Corp.                                    27,165,813
         80,100     Chancellor Media Corp.*                       4,415,512
        190,000     Clear Channel Comm., Inc.*                   13,098,125
        330,000     Comcast Corp.                                12,684,375
        739,200     Infinity Broadcasting Corp.*                 21,991,200
        376,100     MediaOne Group, Inc.*                        27,972,438
                                                             --------------
                                                                120,841,413
                                                             --------------
Building Materials and Homebuilders -- 0.8%
         16,500     Crossman Communities, Inc.*                     479,531
        150,000     D.R. Horton, Inc.                             2,493,750
        145,000     Lennar Corp.                                  3,480,000
        157,800     Lone Star Industries, Inc.                    5,927,362
         79,650     Martin Marietta Materials, Inc.               4,699,350
        102,620     Southdown, Inc.                               6,593,335
        137,100     Vulcan Materials Co.                          6,615,075
                                                             --------------
                                                                 30,288,403
                                                             --------------
Capital Goods-Miscellaneous Technology -- 1.1%
         43,000     AFC Cable Systems, Inc.*                      1,518,437
        110,232     At Home Corp.*                                5,945,638
         38,600     Critical Path, Inc.                           2,135,062
         59,600     Doubleclick, Inc.*                            5,468,300
         59,200     E Bay, Inc.*                                  8,961,400
        138,000     MindSpring Enterprises, Inc.*                 6,115,125
         63,000     Yahoo, Inc.*                                 10,851,750
                                                             --------------
                                                                 40,995,712
                                                             --------------
Chemicals -- 0.0%
        112,100     Cambrex Corp.                                 2,942,625
                                                             --------------
Computer Software -- 8.6%
        376,900     America Online, Inc.*                        41,647,450
        200,000     BMC Software, Inc.*                          10,800,000
        220,000     Computer Associates Int'l., Inc.             12,100,000
         27,000     DST Systems, Inc.*                            1,697,625
      2,118,800     Microsoft Corp.*                            191,089,275
        928,300     Novell, Inc.*                                24,599,950
        742,500     Oracle Corp.*                                27,565,313
        348,300     SunGuard Data Systems, Inc.*                 12,016,350
                                                             --------------
                                                                321,515,963
                                                             --------------
Computer Systems -- 11.0%
        246,600     Apple Computer, Inc.*                        11,420,662
        809,800     EMC Corp.*                                   44,539,000
        538,000     Hewlett Packard Co.                          54,069,000
      1,309,000     Int'l. Business Machines                    169,188,250
        656,400     Lexmark Int'l. Group, Inc.*                  43,363,425
        230,000     Pitney Bowes, Inc.                           14,777,500
        192,200     Seagate Technology*                           4,925,125
        206,000     Solectron Corp.*                             13,737,625
        735,600     Sun Microsystems, Inc.*                      50,664,450
        105,000     Xerox Corp.                                   6,201,563
                                                             --------------
                                                                412,886,600
                                                             --------------
Conglomerates -- 1.3%
        310,000     Textron, Inc.                                25,516,875
        265,400     Tyco Int'l. Ltd.                             25,146,650
                                                             --------------
                                                                 50,663,525
                                                             --------------
Drugs and Hospitals -- 7.7%
        735,600     Bristol-Myers Squibb Corp.                   51,813,825
        171,000     Johnson & Johnson                            16,758,000
        359,164     Medtronic, Inc.                              27,969,896
        719,800     Merck & Co., Inc.                            53,265,200
        186,000     Monsanto Corp.                                7,335,375
         27,000     Patterson Dental Co.*                           938,250
        746,600     Pfizer, Inc.                                 81,939,350
        531,800     Schering-Plough Corp.                        28,185,400
        263,000     Warner-Lambert Co.*                          18,245,625
                                                             --------------
                                                                286,450,921
                                                             --------------
Electrical Equipment -- 2.0%
        651,200     General Electric Co.                         73,585,600
                                                             --------------
Entertainment and Leisure -- 0.9%
        400,000     Carnival Corp.                               19,400,000
        316,000     Viacom, Inc.*                                13,904,000
                                                             --------------
                                                                 33,304,000
                                                             --------------
Financial-Banks -- 6.7%
        314,000     Bank of America Corp.                        23,020,125
        565,000     Banc One Corp.                               33,652,813
        260,000     Bank of New York, Inc.                        9,538,750

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

Shares                                                               Value
---------------------------------------------------------------------------
        488,100     Chase Manhattan Corp.*                   $   42,281,662
        706,500     Citigroup, Inc.                              33,558,750
        140,000     Fifth Third Bancorp                           9,318,750
        324,000     Firstar Corp.                                 9,072,000
         60,000     FirstMerit Corp.                              1,683,750
        305,000     Fleet Financial Group, Inc.                  13,534,375
         84,379     Hudson United Bancorp                         2,584,107
         22,627     M & T Bank Corp.                             12,444,850
        394,000     Mellon Bank Corp.                            14,331,750
        427,200     North Fork Bancorp                            9,104,700
         75,000     Premier Bancshares, Inc., GA                  1,373,437
        247,332     Premier National Bancorp, Inc.                4,853,890
        174,000     SunTrust Banks, Inc.                         12,082,125
        148,500     Union BanCal Corp.                            5,364,563
         23,000     U.S. Trust Corp.                              2,127,500
         43,000     Webster Financial Corp.                       1,166,375
        147,000     Zions Bancorp                                 9,334,500
                                                             --------------
                                                                250,428,772
                                                             --------------
Financial-Other -- 5.3%
        294,400     American Express Co.                         38,308,800
        210,300     Charles Schwab Corp.                         23,106,713
        258,400     Federal Home Loan Mortgage Corp.             14,987,200
        156,600     Federal National Mortgage Assn.              10,707,525
         29,100     Goldman Sachs Group, Inc.*                    2,102,475
        135,000     Hambrecht & Quist Group, Inc.*                5,011,875
        338,000     Investment Technology Group, Inc.            10,942,750
        338,000     Jefferies Group, Inc.                        10,140,000
         87,332     Legg Mason, Inc.                              3,362,282
        158,600     Lehman Brothers Hldgs., Inc.*                 9,872,850
        124,000     Merrill Lynch & Co., Inc.                     9,912,250
        148,800     J. P. Morgan & Co., Inc.                     20,906,400
        384,075     Morgan Keegan, Inc.                           7,273,420
        199,000     Morgan Stanley Dean Witter & Co.             20,397,500
        203,400     Paine Webber Group, Inc.                      9,508,950
         31,000     Ragen MacKenzie Group, Inc.*                    368,125
                                                             --------------
                                                                196,909,115
                                                             --------------
Financial-Thrift -- 1.0%
        209,800     Astoria Financial Corp.                       9,218,087
        142,700     BankAtlantic Bancorp, Inc.                    1,159,438
        244,550     BankAtlantic Bancorp, Inc. Class A            1,772,987
         27,040     California Federal Bancorp, Inc.*                32,110
        179,277     Charter One Financial, Inc.                   4,986,142
        216,500     Coastal Bancorp, Inc.                         8,660,000
         20,000     Coast Federal Litigation Trust*                  21,250
        220,000     Dime Bancorp, Inc.                            4,427,500
         40,000     Golden State Bancorp, Inc.*                      52,500
        478,200     Sovereign Bancorp, Inc.                       5,798,175
                                                             --------------
                                                                 36,128,189
                                                             --------------
Food, Beverage and Tobacco -- 0.6%
        276,200     Anheuser-Busch Cos., Inc.                    19,592,938
         72,788     Earthgrains Co.                               1,878,840
         41,070     Tootsie Roll Industries, Inc.                 1,586,329
                                                             --------------
                                                                 23,058,107
                                                             --------------
Household Products -- 0.4%
        365,200     Dial Corp.                                   13,580,875
                                                             --------------
Insurance -- 2.1%
        134,400     American Gen. Hospitality Corp.              10,130,400
        215,000     American Int'l. Group, Inc.                  25,168,438
          6,961     Berkshire Hathaway, Inc.*                    15,592,640
         86,200     Chicago Title Corp.                           3,076,262
         54,000     Jefferson-Pilot Corp.                         3,574,125
        103,270     Liberty Financial Cos., Inc.                  3,007,739
        100,500     Reinsurance Group of America                  3,366,750
        216,000     State Auto Financial Corp.                    2,916,000
        160,000     Transamerica Corp.                           12,000,000
                                                             --------------
                                                                 78,832,354
                                                             --------------
Merchandising-Department Stores -- 2.8%
        272,900     Dayton Hudson Corp.                          17,738,500
        238,500     Saks, Inc.*                                   6,886,687
        376,800     TJX Cos., Inc.                               12,552,150
      1,427,000     Wal-Mart Stores, Inc.                        68,852,750
                                                             --------------
                                                                106,030,087
                                                             --------------
Merchandising-Drugs -- 0.5%
        251,472     CVS Corp.                                    12,762,204
        220,000     Walgreen Co.                                  6,462,500
                                                             --------------
                                                                 19,224,704
                                                             --------------
Merchandising-Food -- 1.3%
        130,000     Albertson's, Inc.                             6,703,125
        730,000     Kroger Co.*                                  20,394,375
        430,390     Safeway, Inc.*                               21,304,305
                                                             --------------
                                                                 48,401,805
                                                             --------------
Merchandising-Special -- 4.0%
        160,000     Abercrombie & Fitch Co.*                      7,680,000
        247,800     Best Buy, Inc.*                              16,726,500
        344,900     BJ's Wholesale Club, Inc.*                   10,368,556
        140,000     Costco Cos., Inc.*                           11,208,750
        487,500     GAP, Inc.                                    24,557,813
        562,000     Home Depot, Inc.                             36,213,875
        190,400     Lowes Cos., Inc.                             10,793,300
        159,000     Ross Stores, Inc.                             8,009,625
        500,000     Tandy Corp.                                  24,437,500
                                                             --------------
                                                                149,995,919
                                                             --------------
Miscellaneous-Consumer Growth Cyclical -- 0.1%
         30,000     Avis Rent A Car, Inc.*                          873,750
         59,366     Nielsen Media Research, Inc.*                 1,736,456
                                                             --------------
                                                                  2,610,206
                                                             --------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited) (Continued)

Shares                                                               Value
---------------------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 0.4%
        110,000     A.C. Nielsen Corp.*                      $    3,327,500
        285,000     Valassis Communications, Inc.*               10,438,125
                                                             --------------
                                                                 13,765,625
                                                             --------------
Oil and Gas Producing -- 1.3%
        251,900     Anadarko Petroleum Corp.                      9,273,069
        233,600     Apache Corp.                                  9,110,400
        205,000     Basin Exploration, Inc.*                      4,112,812
        234,800     Burlington Resources, Inc.                   10,155,100
          8,800     Callon Petroleum Co.*                            90,750
        143,300     Devon Energy Corp.                            5,122,975
         74,200     Newfield Exploration Co.*                     2,110,063
        152,100     Vastar Resources, Inc.                        7,975,744
                                                             --------------
                                                                 47,950,913
                                                             --------------
Oil and Gas Services -- 1.1%
        386,000     Halliburton Co.                              17,466,500
        254,000     Schlumberger Ltd.                            16,176,625
        312,000     Transocean Offshore, Inc.                     8,190,000
                                                             --------------
                                                                 41,833,125
                                                             --------------
Oil-Integrated-Domestic -- 0.2%
        236,000     Conoco, Inc.                                  6,578,500
                                                             --------------
Oil-Integrated-International -- 2.3%
        230,000     Chevron Corp.                                21,893,125
        489,800     Exxon Corp.                                  37,775,825
        403,000     Texaco, Inc.                                 25,187,500
                                                             --------------
                                                                 84,856,450
                                                             --------------
Paper and Forest Products -- 0.7%
        183,800     Georgia Pacific Corp.*                        8,707,525
        341,100     International Paper Co.                      17,225,550
                                                             --------------
                                                                 25,933,075
                                                             --------------
Publishing and Print -- 1.6%
        376,300     Dun & Bradstreet Corp.                       13,335,131
        628,200     Time Warner, Inc.                            46,172,700
                                                             --------------
                                                                 59,507,831
                                                             --------------
Railroads -- 0.8%
        319,400     Kansas City Southern Inds., Inc.             20,381,713
        188,000     Union Pacific Corp.                          10,962,750
                                                             --------------
                                                                 31,344,463
                                                             --------------
Restaurants -- 0.3%
        141,700     Outback Steakhouse, Inc.*                     5,570,581
        233,400     Wendy's Int'l., Inc.*                         6,608,138
                                                             --------------
                                                                 12,178,719
                                                             --------------
Semiconductors -- 5.8%
        252,200     Adaptec, Inc.*                                8,905,812
        672,000     Advanced Micro Devices, Inc.*                12,138,000
        181,000     Applied Materials, Inc.*                     13,371,375
      1,250,300     Intel Corp.                                  74,392,850
        550,000     Micron Technology, Inc.*                     22,171,875
        410,000     Motorola, Inc.                               38,847,500
        132,000     Texas Instruments                            19,140,000
        470,000     Xilinx, Inc.*                                26,907,500
                                                             --------------
                                                                215,874,912
                                                             --------------
Textile-Apparel and Production -- 0.2%
        196,000     Jones Apparel Group, Inc.*                    6,725,250
                                                             --------------
Transportation-Miscellaneous -- 0.4%
        181,400     FDX Corp.*                                    9,840,950
        334,200     Maritrans, Inc.                               1,879,875
         45,000     Sea Containers Ltd.                           1,510,312
                                                             --------------
                                                                 13,231,137
                                                             --------------
Truckers -- 0.2%
        168,600     Navistar Int'l. Corp., Inc.*                  8,430,000
                                                             --------------
Utilities-Electric -- 1.5%
        153,000     Consolidated Edison, Inc.                     6,923,250
        158,000     DQE                                           6,339,750
        146,740     Duke Energy Co.                               7,978,988
        159,600     Energy East Corp.                             4,149,600
        313,000     IPALCO Enterprises                            6,631,687
        185,300     Montana Power Co.                            13,063,650
         64,500     New Century Energies, Inc.                    2,503,406
         58,000     Nisource, Inc.                                1,497,125
        170,000     Texas Utilities Co.                           7,012,500
                                                             --------------
                                                                 56,099,956
                                                             --------------
Utilities-Telecommunications -- 12.3%
        702,800     Ameritech Corp.                              51,655,800
        850,453     AT & T Corp.                                 47,465,908
        310,000     Bell Atlantic Corp.                          20,266,250
        672,000     Cisco Systems, Inc.*                         43,302,000
        495,000     GTE Corp.                                    37,496,250
      1,066,900     Lucent Technologies, Inc.                    71,949,069
      1,005,608     MCI WorldCom, Inc.*                          86,545,139
        349,000     Nortel Networks Corp.                        30,297,563
         85,000     QUALCOMM, Inc.*                              12,197,500
        125,600     SBC Communications, Inc.                      7,284,800
        422,000     Sprint Corp.                                 22,286,875
        105,500     Sprint PCS*                                   6,026,687
        115,000     Vodafone Airtouch PLC                        22,655,000
                                                             --------------
                                                                459,428,841
                                                             --------------
TOTAL COMMON STOCKS
   (Cost $2,409,580,271)                                      3,561,002,681
                                                             --------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
------------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
   $ 25,000,000     BTR Dunlop Finance, Inc.
                       5.75%, due 7/1/99                     $   25,000,000
     24,000,000     Rio Tinto America, Inc.
                       5.75%, due 7/1/99                         24,000,000
     25,000,000     Sonoco Products Co.
                       5.80%, due 7/1/99                         25,000,000
                                                             --------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $74,000,000)                                            74,000,000
                                                             --------------

----------------------------
REPURCHASE AGREEMENT -- 2.5%
----------------------------

   $ 94,119,000               State Street Bank & Trust Co.
                              repurchase agreement, dated
                              6/30/99, maturity value
                              $94,131,732 at 4.87%, due
                              7/1/99 (collateralized by
                              $2,165,000 Federal Farm Credit
                              Bank Notes, 4.62%, due 8/2/99,
                              by $23,465,000 Federal Home
                              Loan Mortgage Corp. Notes,
                              4.87%, due 7/12/99, by
                              $23,465,000 Federal National
                              Mortgage Assn. Notes, 5.25%,
                              due 1/15/03, by $23,465,000
                              Federal National Mortgage
                              Assn. Notes, 5.62%, due
                              3/15/01, and by $23,465,000
                              Federal National Mortgage
                              Assn. Notes, 6.59%, due
                              5/21/02)

                                                             $   94,119,000
                                                             --------------

TOTAL REPURCHASE AGREEMENT
   (Cost $94,119,000)                                            94,119,000
                                                             --------------
TOTAL INVESTMENTS -- 99.8%
   (Cost $2,577,699,271)                                      3,729,121,681

CASH, RECEIVABLES AND OTHER
   ASSETS LESS LIABILITIES -- 0.2%                                7,175,361
                                                             --------------

NET ASSETS -- 100.0%                                         $3,736,297,042
                                                             ==============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)


ASSETS
   Investments, at market (cost $2,577,699,271)            $ 3,729,121,681
   Cash                                                                988
   Receivable for securities sold                               24,560,629
   Dividends receivable                                          2,339,301
   Receivable for fund shares sold                                 367,293
   Interest receivable                                              12,732
                                                           ---------------
   TOTAL ASSETS                                              3,756,402,624
                                                           ---------------

LIABILITIES
   Payable for securities purchased                             10,369,293
   Payable for fund shares redeemed                              4,668,382
   Accrued expenses                                                336,900
   Due to affiliates                                             4,731,007
                                                           ---------------
   TOTAL LIABILITIES                                            20,105,582
                                                           ---------------
     NET ASSETS                                            $ 3,736,297,042
                                                           ===============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                   $        72,088
   Additional paid-in capital                                2,295,077,577
   Undistributed net investment income                           1,352,119
   Accumulated net realized gain on investments                288,372,848
   Net unrealized appreciation of investments                1,151,422,410
                                                           ---------------
     NET ASSETS                                            $ 3,736,297,042
                                                           ===============

   Shares Outstanding -- $0.001 par value                       72,088,129
                                                           ---------------

NET ASSET VALUE PER SHARE                                  $         51.83
                                                           ===============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED
June 30, 1999 (Unaudited)

Investment Income:
    Dividends                                              $    16,203,295
    Interest                                                     3,038,560
    Less: Foreign tax withheld                                      (7,852)
                                                           ---------------
    Total Income                                                19,234,003
                                                           ---------------

Expenses:
    Investment advisory fees -- Note B                           9,020,458
    Custodian fees                                                 186,324
    Printing expense                                                87,305
    Legal fees                                                      21,750
    Registration fees                                               13,925
    Audit fees                                                       8,750
    Directors' fees -- Note B                                        6,250
    Other                                                              350
                                                           ---------------
    Total Expenses                                               9,345,112
                                                           ---------------
    Net Investment Income                                        9,888,891
                                                           ---------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
    Net realized gain on investments                           288,375,087
    Net change in unrealized appreciation
      of investments                                            (3,613,260)
                                                           ---------------
    Net Realized and Unrealized Gain
      on Investments                                           284,761,827
                                                           ---------------
    Net Increase in Net Assets
      from Operations                                      $   294,650,718
                                                           ===============

                       See notes to financial statements.


--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Six Months           Year Ended
                                                                                           Ended         December 31,
                                                                                   June 30, 1999                 1998
                                                                                     (Unaudited)            (Audited)
                                                                                   ---------------     --------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                           $     9,888,891    $    32,273,803
   Net realized gain on investments                                                    288,375,087        372,509,200
   Net change in unrealized appreciation of investments                                 (3,613,260)       212,338,243
                                                                                   ---------------    ---------------
     Net Increase in Net Assets from Operations                                        294,650,718        617,121,246
                                                                                   ---------------    ---------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                                                (8,823,177)       (32,287,254)
   Net realized gain on investments                                                    (85,900,990)      (380,510,130)
                                                                                   ---------------    ---------------
     Total Dividends and Distributions to Shareholders                                 (94,724,167)      (412,797,384)
                                                                                   ---------------    ---------------

 From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital share transactions--Note G      (128,825,390)       238,685,174
                                                                                   ---------------    ---------------
     Net Increase in Net Assets                                                         71,101,161        443,009,036

 Net Assets:
   Beginning of period                                                               3,665,195,881      3,222,186,845
                                                                                   ---------------    ---------------
   End of period*                                                                  $ 3,736,297,042    $ 3,665,195,881
                                                                                   ===============    ===============

* Includes undistributed net investment income of:                                 $     1,352,119    $       286,405

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                  Six Months
                                     Ended                          Year Ended December 31, (Audited)
                                 June 30, 1999  ------------------------------------------------------------------------------
                                  (Unaudited)           1998           1997            1996           1995            1994
                                 ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $       49.08        $    46.05     $    38.59     $    34.72     $     27.33     $     29.00
                                 -------------        ----------     ----------     ----------     -----------     -----------
Income from investment
  operations:
  Net investment
    income ...................            0.14              0.47           0.52           0.53            0.44            0.40
  Net realized and
    unrealized gain/
    (loss) on investments ....            3.96              8.56          12.97           8.62            9.01           (0.77)
                                 -------------        ----------     ----------     ----------     -----------     -----------
  Net increase/(decrease)
    from investment
    operations ...............            4.10              9.03          13.49           9.15            9.45           (0.37)
                                 -------------        ----------     ----------     ----------     -----------     -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ......           (0.13)            (0.47)         (0.52)         (0.54)          (0.44)          (0.40)
  Net realized gain ..........           (1.22)            (5.53)         (5.51)         (4.74)          (1.62)          (0.90)
                                 -------------        ----------     ----------     ----------     -----------     -----------
  Total dividends and
    distributions ............           (1.35)            (6.00)         (6.03)         (5.28)          (2.06)          (1.30)
                                 -------------        ----------     ----------     ----------     -----------     -----------
Net asset value, end of
    period ...................   $       51.83        $    49.08     $    46.05     $    38.59     $     34.72     $     27.33
                                 -------------        ----------     ----------     ----------     -----------     -----------

Total return* ................            8.44%            19.86%         35.58%         26.90%          34.65%          (1.27)%
                                 -------------        ----------     ----------     ----------     -----------     -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..........   $   3,736,297        $3,665,196     $3,222,187     $2,226,728     $ 1,615,271     $ 1,038,991
  Ratio of expenses to
    average net assets .......            0.52%(a)          0.52%          0.52%          0.53%           0.53%           0.53%
  Ratio of net investment
    income to average net assets          0.55%(a)          0.95%          1.17%          1.50%           1.39%           1.49%
  Portfolio turnover
    rate .....................              33%               56%            51%            66%             78%             53%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

                      This page intentionally left blank.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30,1999 (Unaudited)

--------------------
ASSET BACKED -- 8.8%
--------------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
$  2,700,000     Amresco 1997-1 M1F
                   7.42% due 3/25/27                             $  2,687,769
   4,300,000     Arcadia Automobile Rec. Tr.
                   1999-A A5
                   6.12% due 12/15/06                               4,258,806
   5,500,000     Comed Transitional Funding Tr.
                   1998 A3
                   5.34% due 3/25/04                                5,395,555
   3,600,000     Contimortgage Home Equity Loan Tr.
                   1999-1 A3
                   6.17% due 5/25/21                                3,548,016
   3,200,000     Green Tree Finl. Corp.
                   1998-4 A5
                   6.18% due 12/1/17                                3,151,680
   4,300,000     Peco Energy Transition Tr.
                   1999-A A6
                   6.05% due 3/1/09                                 4,117,594
   2,900,000     Pemex Finance Ltd.
                   6.125% due 11/15/03+                             2,903,799
   4,798,000     Premier Auto Tr. 1997-2B
                   6.53% due 12/6/03                                4,822,902
                                                                 ------------
TOTAL ASSET BACKED
 (Cost $31,307,116)                                                30,886,121
                                                                 ------------

----------------------------------
COMMERCIAL MORTGAGE BACKED -- 4.9%
----------------------------------

$  3,700,000     Chase Coml. Mtg. Secs. Corp.
                   1998-1 A2
                   6.56% due 5/18/08                             $  3,617,120
   3,441,905     Comm 1999-1 A1
                   6.145% due 2/15/08                               3,373,033
   3,700,000     First Union Coml. Mtg. Tr.
                   1999-Cl A2
                   6.07% due 10/15/35                               3,485,844
   3,305,391     First Union Lehman Brothers
                   1998-Cl A1
                   6.28% due 6/18/07                                3,251,150
   3,483,540     Heller Finl. Coml. Mtg. Asset Co.
                   1999-PH1 A1
                   6.50% due 2/15/08                                3,451,770
                                                                 ------------
TOTAL COMMERCIAL MORTGAGE BACKED
         (Cost $17,663,848)                                        17,178,917
                                                                 ------------

------------------------
CORPORATE BONDS -- 43.2%
------------------------

Automotive -- 1.9%
$  3,500,000     Ford Motor Co.
                   6.375% due 2/1/29                             $  3,040,951
   3,700,000     Ford Motor Credit Co.
                   5.75% due 2/23/04                                3,564,650
                                                                 ------------
                                                                    6,605,601
                                                                 ------------
Banks -- 3.0%
   3,600,000    Capital One Bank
                  6.48% due 1/28/02                                 3,568,612
   3,500,000    Citicorp
                  6.375% due 11/15/08                               3,324,839
   3,600,000    Korea Dev. Bank
                  7.125% due 9/7/01                                 3,589,729
                                                                 ------------
                                                                   10,483,180
                                                                 ------------
Building Products -- 0.4%
   1,700,000    Lafarge Corp.
                  6.375% due 7/15/05                                1,656,177
                                                                 ------------
Chemicals-Major -- 2.0%
   3,500,000    ICI Wilmington,Inc.
                  6.75% due 9/15/02                                 3,496,903
   3,500,000    Rohm & Haas
                  7.85% due 7/15/29                                 3,497,445
                                                                 ------------
                                                                    6,994,348
                                                                 ------------
Entertainment -- 2.7%
   3,500,000    Time Warner,Inc.
                  6.95% due 1/15/28                                 3,235,824
   7,100,000    Time Warner,Inc.
                  6.625% due 5/15/29                                6,254,319
                                                                 ------------
                                                                    9,490,143
                                                                 ------------
Fertilizer -- 1.0%
   3,600,000    IMC Global
                  7.40% due 11/1/02                                 3,653,240
                                                                 ------------
Financial-Other -- 4.9%
   3,500,000    Donaldson Lufkin & Jenrette
                  Sec. Corp.
                  6.11% due 5/15/01                                 3,481,937
   3,600,000    Lehman Brothers Hldgs.,Inc.
                  6.625% due 4/1/04                                 3,512,545
   7,000,000    Lehman Brothers Hldgs.,Inc.
                  6.00% due 2/26/01                                 6,915,958
   3,500,000    Paine Webber Group,Inc.
                  6.45% due 12/1/03                                 3,425,012
                                                                 ------------
                                                                   17,335,452
                                                                 ------------
Food and Beverage -- 7.6%
   3,500,000    Kroger Co.
                  6.80% due 12/15/18                                3,189,309
   3,500,000    Fred Meyer,Inc.
                  7.45% due 3/1/08                                  3,522,176
   3,500,000    Pepsi Bottling Group,Inc.
                  7.00% due 3/1/29                                  3,271,754
   3,250,000    Safeway,Inc.
                  5.875% due 11/15/01                               3,200,324
   3,200,000    Joseph E. Seagram & Sons,Inc.
                  7.60% due 12/15/28                                3,086,522
   3,500,000    Joseph E. Seagram & Sons,Inc.
                  6.40% due 12/15/03                                3,444,147

                       See notes to financial statements.

+ Rule 144A restricted security.


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
$  7,200,000    Joseph E. Seagram & Sons,Inc.
                    6.25% due 12/15/01                           $  7,145,402
                                                                 ------------
                                                                   26,859,634
                                                                 ------------
Homebuilders -- 1.0%
   3,500,000    Marlin Water Trust/Cap.+
                  7.09% due 12/15/01                                3,514,518
                                                                 ------------
Hospital-Supplies -- 1.0%
   3,500,000    Mallinckrodt,Inc.+
                  6.30% due 3/15/11                                 3,456,555
                                                                 ------------
Insurance -- 1.0%
   3,500,000    Conseco,Inc.
                  6.40% due 6/15/01                                 3,420,165
                                                                 ------------
Merchandising-Department Stores -- 2.1%
   3,750,000    Federated Department
                  Stores,Inc.
                  6.125% due 9/1/01                                 3,724,552
   3,600,000    Saks,Inc.
                  7.25% due 12/1/04                                 3,607,571
                                                                 ------------
                                                                    7,332,123
                                                                 ------------
Merchandising-Drugs -- 1.0%
   3,500,000    Rite Aid Corp.
                  6.70% due 12/15/01                                3,484,876
                                                                 ------------
Merchandising-Mass -- 1.9%
   2,500,000    Aramark Svcs.,Inc.
                  6.75% due 8/1/04                                  3,395,837
   3,400,000    Wal Mart Stores,Inc.
                  8.75% due 12/29/06                                3,464,940
                                                                 ------------
                                                                    6,860,777
                                                                 ------------
Miscellaneous-Capital Goods -- 1.4%
   5,000,000    Ikon Capital,Inc.
                  6.73% due 6/15/01                                 4,954,290
                                                                 ------------
Miscellaneous-Financial -- 1.0%
   3,500,000    Comdisco,Inc.
                  6.13% due 8/1/01                                  3,469,599
                                                                 ------------
Oil-Integrated Domestic -- 2.9%
   3,600,000    Occidental Petroleum Corp.
                  8.45% due 2/15/29                                 3,751,189
   3,000,000    Occidental Petroleum Corp.
                  7.65% due 2/15/06                                 3,018,984
   3,500,000    Occidental Petroleum Corp.
                  7.375% due 11/15/08                               3,446,471
                                                                 ------------
                                                                   10,216,644
                                                                 ------------
Pollution Controls -- 1.0%
   3,500,000    USA Waste Svcs.,Inc.
                  6.125% due 7/15/01                                3,476,518
                                                                 ------------
Railroads -- 1.9%
   3,600,000    CSX Corp.
                  7.25% due 5/1/04                                  3,651,070
   3,500,000    Union Pacific Corp.
                  6.625% due 2/1/29                                 3,066,059
                                                                 ------------
                                                                    6,717,129
                                                                 ------------
Telecommunications -- 1.8%
   3,500,000    AT & T Corp.
                  6.50% due 3/15/29                                 3,147,851
   3,500,000    Lucent Technologies,Inc.
                  6.45% due 3/15/29                                 3,198,132
                                                                 ------------
                                                                    6,345,983
                                                                 ------------
Utilities-Electric -- 1.7%
   2,500,000    Cinergy Corp.
                  6.125% due 4/15/04                                2,429,572
   3,600,000    Niagara Mohawk Power Corp.
                  6.875% due 3/1/01                                 3,629,621
                                                                 ------------
                                                                    6,059,193
                                                                 ------------
TOTAL CORPORATE BONDS
  (Cost $156,451,951)                                             152,386,145
                                                                 ------------

------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.6%
------------------------------------------

$  5,749,319    GE Capital Mortgage Svcs.,Inc.
                  1996-3A7 7.00% due 3/25/26
  (Cost $5,757,306)                                              $  5,695,109
                                                                 ------------

-------------------------------
MORTGAGE PASS-THROUGHS -- 24.1%
-------------------------------

                       FHLMC
$ 15,300,000    6.50%,(30 yr. TBA)(a)                            $ 14,797,976
     753,473    7.00%,8/1/08                                          758,438

                       FNMA
  13,000,000    6.50%,(30 yr. TBA)(a)                              12,565,306
  24,900,000    7.00%,(30 yr. TBA)(a)                              24,635,438
  10,000,000    7.50%,(30 yr. TBA)(a)                              10,100,000
   6,227,838    6.00%,1/1/29                                        5,864,319
     704,310    6.50%,9/1/12                                          694,936
   6,241,554    6.50%,2013                                          6,157,417
   4,426,921    6.50%,11/1/28                                       4,284,861
     647,537    8.00%,6/1/08                                          666,186
       5,241    8.25%,1/1/09                                            5,517
     284,520    8.50%,8/1/09                                          297,625

                       GNMA
   4,490,857    6.50%,2029                                          4,329,052
       1,980    11.50%,7/20/00                                          2,017
                                                                 ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $86,915,360)                                               85,159,088
                                                                 ------------

------------------------
U.S. GOVERNMENT -- 15.4%
------------------------

                               U.S. Treasury Bonds
$  7,500,000     5.25%,11/15/28                                  $  6,637,500
   2,500,000     6.625%,2/15/27                                     2,632,032

                               U.S. Treasury Notes
   6,550,000     5.25%,5/15/04                                      6,435,375
   7,250,000     5.50%,5/15/09                                      7,080,082
   3,000,000     5.625%,5/15/08                                     2,938,125

                       See notes to financial statements.

+ Rule 144A restricted security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30,1999 (Unaudited)(Continued)

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
$  7,650,000     6.00%,7/31/02                                   $  7,726,500
   5,500,000     6.125%,8/15/07                                     5,560,159
   1,500,000     6.25%,6/30/02                                      1,523,907
  10,000,000     6.50%,8/15/05                                     10,309,380
   3,400,000     6.625%,4/30/02                                     3,485,000
                                                                 ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $54,813,071)                                               54,328,060
                                                                 ------------

-------------------------
COMMERCIAL PAPER -- 19.4%
-------------------------

Automotive -- 2.9%
$ 10,119,000    General Motors Acceptance Corp.
                  5.10% due 8/16/99(a)                           $ 10,071,694
                                                                 ------------
Banks -- 1.5%
   5,190,000    Dresdner US Finance
                  4.86% due 7/14/99(a)                              5,180,892
                                                                 ------------
Conglomerates -- 1.4%
   5,000,000    BTR Dunlop Finance,Inc.
                  4.86% due 7/14/99(a)                              4,991,225
                                                                 ------------
Financial -- 4.3%
   6,498,000    Associates Corp. of North America
                  4.83% due 7/14/99(a)                              6,486,666
   4,647,000    Goldman Sachs Group LP
                  4.82% due 7/14/99(a)                              4,638,912
   4,000,000    Lehman Brothers Hldgs.,Inc.
                  4.90% due 7/14/99(a)                              3,992,922
                                                                 ------------
                                                                   15,118,500
                                                                 ------------
Food and Beverage -- 2.5%
   8,827,000    Cadbury Schweppes Money Mgt. PLC
                  5.80% due 7/1/99(b)                               8,827,000
                                                                 ------------
Mining -- 3.5%
  12,565,000    Rio Tinto America,Inc.
                  5.00% due 7/14/99(a)                             12,542,313
                                                                 ------------
Telecommunications -- 3.3%
  11,800,000    Lucent Technologies,Inc.
                  4.81% due 7/14/99(a)                             11,779,504
                                                                 ------------
TOTAL COMMERCIAL PAPER
  (Cost $68,511,128)                                               68,511,128
                                                                 ------------

----------------------------
REPURCHASE AGREEMENT -- 4.9%
----------------------------

$ 17,222,000    State Street Bank & Trust Co.
                repurchase agreement,
                dated 6/30/99,maturity
                value $17,224,330 at 4.87%,
                due 7/1/99 (collateralized by
                $3,290,000 Federal Home Loan
                Bank Notes,5.125%,due 10/15/03,
                by $9,185,000 Federal National
                Mortgage Assn. Notes,6.08%,due
                5/10/04,and by $5,105,000
                Federal Home Loan Bank Notes,
                6.13%,due 5/10/04                                $ 17,222,000
                                                                 ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $17,222,000)                                               17,222,000
                                                                 ------------

TOTAL INVESTMENTS -- 122.3%
  (Cost $438,641,780)                                             431,366,568
                                                                 ------------

PAYABLES FOR REVERSE REPURCHASE
  AGREEMENTS(b) -- (2.5%)                                          (8,825,000)

PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY
  SECURITIES(a) -- (17.6%)                                        (62,098,720)

LIABLITIES IN EXCESS OF CASH,RECEIVABLES
  AND OTHER ASSETS -- (2.2%)                                       (7,881,576)
                                                                 ------------

NET ASSETS -- 100.0%                                             $352,561,272
                                                                 ============

(a) Commercial paper with the total amount of $59,684,128 is segregated to cover forward mortgage purchases.
(b) Commercial paper in the amount of $8,827,000 is segregated to cover reverse repurchase agreements.

                       See notes to financial statements.


--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
  Investments, at market (cost $438,641,780)                      $ 431,366,568
  Cash                                                                    1,342
  Receivable for securities sold                                     18,776,095
  Interest receivable                                                 3,698,679
  Receivable for fund shares sold                                           770
                                                                  -------------
  TOTAL ASSETS                                                      453,843,454
                                                                  =============

LIABILITIES
  Payable for forward mortgage
    securities -- Note E                                             62,098,720
  Payable for securities purchased                                   29,611,861
  Payable for reverse repurchase
    agreements -- Note D                                              8,825,000
  Payable for fund shares redeemed                                      211,984
  Accrued expenses                                                       43,471
  Due to affiliates                                                     491,146
                                                                  -------------
  TOTAL LIABILITIES                                                 101,282,182
                                                                  -------------
    NET ASSETS                                                    $ 352,561,272
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   3,001,702
  Additional paid-in capital                                        359,046,897
  Undistributed net investment income                                 1,797,106
  Accumulated net realized gain on investments                       (4,009,221)
  Net unrealized appreciation of investments                         (7,275,212)
                                                                  -------------
    NET ASSETS                                                    $ 352,561,272
                                                                  =============

  Shares Outstanding -- $0.10 par value                              30,017,017
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       11.75
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
  Interest                                                        $  10,944,672
                                                                  -------------

Expenses:
  Investment advisory fees -- Note B                                    912,934
  Custodian fees                                                         51,926
  Printing expense                                                       22,131
  Interest expense -- reverse repurchase
    agreements                                                           15,471
  Audit fees                                                              8,750
  Directors' fees -- Note B                                               6,250
  Legal fees                                                              1,492
  Registration fees                                                       1,326
  Other                                                                     350
                                                                  -------------
  Total Expenses                                                      1,020,630
                                                                  -------------

  Net Investment Income                                               9,924,042
                                                                  -------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
  Net realized loss on investments                                   (3,808,421)
  Net change in unrealized appreciation
    of investments                                                  (11,009,297)
                                                                  -------------
Net Realized and Unrealized Loss
  on Investments                                                    (14,817,718)
                                                                  -------------
Net Decrease in Net Assets
  from Operations                                                 $  (4,893,676)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
-----------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months        Year Ended
                                                                    Ended      December 31,
                                                            June 30, 1999              1998
                                                              (Unaudited)         (Audited)
                                                            -------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                     $   9,924,042    $  20,326,792
   Net realized gain/(loss) on investments                      (3,808,421)       7,360,219
   Net change in unrealized appreciation of investments        (11,009,297)         676,254
                                                             -------------    -------------
     Net Increase/(Decrease) in Net Assets from Operations      (4,893,676)      28,363,265
                                                             -------------    -------------
 Dividends and Distributions to Shareholders from:
   Net investment income                                        (8,310,258)     (20,238,880)
   Net realized gain on investments                               (965,081)      (4,804,462)
                                                             -------------    -------------
     Total Dividends and Distributions to Shareholders          (9,275,339)     (25,043,342)
                                                             -------------    -------------

 From Capital Share Transactions:
   Net increase/(decrease) in net assets from
     capital share transactions -- Note G                      (14,656,808)      22,655,261
                                                             -------------    -------------
     Net Increase/(Decrease) in Net Assets                     (28,825,823)      25,975,184

 Net Assets:
   Beginning of period                                         381,387,095      355,411,911
                                                             -------------    -------------
   End of period*                                            $ 352,561,272    $ 381,387,095
                                                             =============    =============

* Includes undistributed net investment income of:           $   1,797,106    $     183,322

                       See notes to financial statements.


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                    Six Months
                                       Ended                           Year Ended December 31, (Audited)
                                   June 30, 1999   -------------------------------------------------------------------------------
                                    (Unaudited)            1998            1997            1996            1995            1994
                                    ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $     12.23        $     12.11     $     11.83     $     12.25     $     11.08     $     12.24
                                    -----------        -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
  Net investment
    income ......................          0.34               0.69            0.75            0.76            0.76            0.40
  Net realized and unrealized
    gain/(loss)
    on investments ..............         (0.51)              0.28            0.29           (0.42)           1.17           (0.82)
                                    -----------        -----------     -----------     -----------     -----------     -----------
  Net increase/(decrease)
    from investment operations ..         (0.17)              0.97            1.04            0.34            1.93           (0.42)
                                    -----------        -----------     -----------     -----------     -----------     -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income .........         (0.28)             (0.69)          (0.76)          (0.76)          (0.76)          (0.68)
  Net realized gain .............         (0.03)             (0.16)             --              --              --           (0.06)
                                    -----------        -----------     -----------     -----------     -----------     -----------
  Total dividends and
    distributions ...............         (0.31)             (0.85)          (0.76)          (0.76)          (0.76)          (0.74)
                                    -----------        -----------     -----------     -----------     -----------     -----------
Net asset value, end of
  period ........................   $     11.75        $     12.23     $     12.11     $     11.83     $     12.25     $     11.08
                                    -----------        -----------     -----------     -----------     -----------     -----------

Total return* ...................         (1.41)%             8.10%           8.99%           2.88%          17.59%          (3.45)%
                                    -----------        -----------     -----------     -----------     -----------     -----------

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .............   $   352,561        $   381,387     $   355,412     $   354,433     $   374,462     $   308,978
  Ratio of expenses to
    average net assets ..........          0.56%(a)           0.67%           0.59%           0.54%           0.54%           0.54%
  Ratio of expenses (excluding
    interest expense)
    to average net assets .......          0.55%(a)           0.55%           0.55%            N/A             N/A             N/A
  Ratio of net investment
    income to average net assets           5.44%(a)           5.51%           6.15%           6.12%           6.43%           5.69%
  Portfolio turnover rate .......           150%               287%            340%            188%            298%            311%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

-------------------------
COMMERCIAL PAPER -- 98.9%
-------------------------

Principal
Amount                                                               Value
--------------------------------------------------------------------------

FINANCIAL -- 19.7%
Bank Holding Companies -- 4.5%
   $ 20,000,000     J.P. Morgan & Co., Inc.
                       4.91% due 9/15/99                     $  19,792,689
                                                             -------------
Finance Companies -- 15.2%
     20,000,000     Associates First Capital
                       4.84% due 7/22/99                        19,943,533
     21,000,000     Bear Stearns Cos., Inc.
                       4.83% due 7/12/99                        20,969,008
      6,500,000     Lehman Brothers Hldgs., Inc.
                       5.587% due 7/29/99                        6,500,000
     20,000,000     USAA Capital Corp.
                       5.00% due 7/26/99                        19,930,557
                                                             -------------
                                                                67,343,098
                                                             -------------
                    Total Financial                             87,135,787
                                                             -------------
INDUSTRIAL  -- 79.2%
Automotive -- 13.8%
     20,000,000     DaimlerChrysler N.A. Hldgs. Corp.
                       4.90% due 7/23/99                        19,940,111
     20,000,000     Ford Motor Credit Co.
                       4.83% due 7/9/99                         19,978,533
     21,000,000     General Motors Acceptance Corp.
                       4.80% due 7/13/99                        20,966,400
                                                             -------------
                                                                60,885,044
                                                             -------------
Beverages -- 4.1%
     18,000,000     Coca Cola Co.
                       4.76% due 7/2/99                         17,997,620
                                                             -------------
Computer Systems -- 4.5%
     20,000,000     IBM Credit Corp.
                       4.83% due 7/19/99                        19,951,700
                                                             -------------
Conglomerates -- 9.0%
     20,000,000     BTR Dunlop Fin., Inc.
                       4.81% due 7/8/99                         19,981,294
     20,000,000     General Electric Cap. Corp.
                       4.86% due 8/2/99                         19,913,600
                                                             -------------
                                                                39,894,894
                                                             -------------
Containers-Metals and Plastics -- 5.0%
     22,000,000     Sonoco Products Co.
                       5.80% due 7/1/99                         22,000,000
                                                             -------------
Drugs -- 4.5%
     20,000,000     Pfizer, Inc.
                       4.88% due 7/15/99                        19,962,045
                                                             -------------
Machinery and Equipment -- 5.9%
      5,000,000     John Deere Capital
                       5.02% due 7/23/99                         4,984,661
      8,000,000     John Deere Credit Group PLC
                       4.82% due 7/6/99                          7,994,644
     13,360,000     Xerox Capital Europe PLC
                       5.00% due 7/27/99                        13,311,756
                                                             -------------
                                                                26,291,061
                                                             -------------
Metals -- 8.8%
     18,000,000     Alcoa, Inc.
                       4.84% due 8/4/99                         17,917,720
     21,000,000     Rio Tinto America, Inc.
                       4.81% due 7/14/99                        20,963,524
                                                             -------------
                                                                38,881,244
                                                             -------------
Oil and Gas Services -- 1.6%
      7,500,000     Motiva Enterprises
                       5.04% due 8/5/99                          7,463,250
                                                             -------------
Oil-Integrated-International -- 4.5%
     20,000,000     Shell Oil Co.
                       4.85% due 8/3/99                         19,911,083
                                                             -------------
Telecommunications -- 8.7%
     20,500,000     Ameritech Capital Fdg. Corp.
                       4.97% due 7/21/99                        20,443,397
     18,000,000     Telstra Corp. Ltd.
                       5.05% due 8/19/99                        17,876,275
                                                             -------------
                                                                38,319,672
                                                             -------------
Utilities-Electric -- 8.8%
     20,000,000     FPL Group Capital, Inc.
                       5.00% due 7/6/99                         19,986,111
     19,000,000     Virginia Electric & Power Co.
                       4.84% due 7/7/99                         18,984,673
                                                             -------------
                                                                38,970,784
                                                             -------------
                    Total Industrial                           350,528,397
                                                             -------------
TOTAL COMMERCIAL PAPER
   (Cost $437,664,184)                                         437,664,184
                                                             -------------

----------------------------
REPURCHASE AGREEMENT -- 2.0%
----------------------------

     $ 8,924,000    State Street Bank & Trust Co.
                    repurchase agreement, dated
                    6/30/99, maturity value
                    $8,925,207 at 4.87% due
                    7/1/99 (collateralized by
                    $9,105,000 Federal Home Loan
                    Bank Notes, 6.13% due 5/10/04)            $  8,924,000
                                                             -------------
TOTAL REPURCHASE AGREEMENT
   (Cost $8,924,000)                                             8,924,000
                                                             -------------

TOTAL INVESTMENTS -- 100.9%
   (Cost $446,588,184)                                         446,588,184

LIABILITIES IN EXCESS OF CASH,
   RECEIVABLES AND OTHER
     ASSETS -- (0.9%)                                           (3,965,198)
                                                             -------------


NET ASSETS -- 100.0%                                         $ 442,622,986
                                                             =============

                       See notes to financial statements.


--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
  Investments, at market (cost $446,588,184)                        $446,588,184
  Cash                                                                       174
  Receivable for fund shares sold                                         87,040
  Interest receivable                                                      3,225
                                                                    ------------
  TOTAL ASSETS                                                       446,678,623
                                                                    ------------

LIABILITIES
  Payable for fund shares redeemed                                     3,408,711
  Accrued expenses                                                        59,521
  Due to affiliates                                                      587,405
                                                                    ------------
  TOTAL LIABILITIES                                                    4,055,637
                                                                    ------------
    NET ASSETS                                                      $442,622,986
                                                                    ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                             $  4,426,230
  Additional paid-in capital                                         438,196,756
                                                                    ------------
    NET ASSETS                                                      $442,622,986
                                                                    ============

  Shares Outstanding -- $0.10 par value                               44,262,299
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      10.00
                                                                    ============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
  Interest                                                          $ 10,709,749
                                                                    ------------

Expenses:
  Investment advisory fees -- Note B                                   1,080,809
  Custodian fees                                                          42,750
  Printing expense                                                        10,182
  Audit fees                                                               8,500
  Directors' fees -- Note B                                                6,250
  Legal fees                                                               2,050
  Registration fees                                                        1,000
  Other                                                                      350
                                                                    ------------
  Total Expenses                                                       1,151,891
                                                                    ------------

Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                                      $  9,557,858
                                                                    ============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months      Year Ended
                                                          Ended    December 31,
                                                  June 30, 1999            1998
                                                    (Unaudited)       (Audited)
                                                  -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                          $   9,557,858   $  20,633,220
                                                  -------------   -------------
     Net Increase in Net Assets from Operations       9,557,858      20,633,220
                                                  -------------   -------------
 Dividends to Shareholders from:
   Net investment income                             (9,557,858)    (20,633,220)
                                                  -------------   -------------
 From Capital Share Transactions:
   Net increase in net assets from
     capital share transactions -- Note G            23,140,332      51,360,205
                                                  -------------   -------------
     Net Increase in Net Assets                      23,140,332      51,360,205

 Net Assets:
   Beginning of period                              419,482,654     368,122,449
                                                  -------------   -------------
   End of period                                  $ 442,622,986   $ 419,482,654
                                                  =============   =============

                       See notes to financial statements.


--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                  Six Months
                                     Ended                           Year Ended December 31, (Audited)
                                 June 30, 1999   -------------------------------------------------------------------------------
                                  (Unaudited)            1998            1997            1996            1995            1994
                                  ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........   $     10.00        $     10.00     $     10.00     $     10.00     $     10.00     $     10.00
                                   -----------        -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
  Net investment
    income .....................          0.22               0.50            0.50            0.49            0.54            0.38

Dividends to
  Shareholders from:
  Net investment income ........         (0.22)             (0.50)          (0.50)          (0.49)          (0.54)          (0.38)
                                   -----------        -----------     -----------     -----------     -----------     -----------

Net asset value, end of
  period .......................   $     10.00        $     10.00     $     10.00     $     10.00     $     10.00     $     10.00
                                   -----------        -----------     -----------     -----------     -----------     -----------

Total return* ..................          2.21%              5.10%           5.14%           4.98%           5.52%           3.82%
                                   -----------        -----------     -----------     -----------     -----------     -----------

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ............   $   442,623        $   419,483     $   368,122     $   378,322     $   356,820     $   386,986
  Ratio of expenses to
    average net assets                    0.53%(a)           0.53%           0.54%           0.54%           0.54%           0.54%
  Ratio of net investment
    income to average net assets          4.42%(a)           4.99%           5.02%           4.86%           5.39%           3.81%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

---------------------------------------------
Note A - Organization and Accounting Policies
---------------------------------------------

      The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act).

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These


--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

      All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
-----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the six months ended June 30, 1999.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

------------------------------
Note C - Repurchase Agreements
------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agremeents with each Fund.

--------------------------------------
Note D - Reverse Repurchase Agreements
--------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the six months ended June 30, 1999 amounted to $15,471.

      Information regarding transactions by GBF under reverse repurchase agreement is as follows:

   Face                                                                Market
   Value                                                               Value
   -----                                                               -----
$8,825,000    Reverse Repurchase Agreement with Lehman Brothers,
              Inc., 5.80% dated 6/30/99, to be repurchased at
              $8,826,054 on 7/1/99 ..............................   $ 8,825,000

              Average amount outstanding during the period ......   $ 2,766,901
              Weighted average interest rate during the period ..          1.18%

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of de livery by different pools of mortgages with different prepayment histories than those securities sold. Dur ing the period between the sale and repurchase, the Fund will not be entitled to receive interest and prin cipal payments on the securities sold. Dollar roll trans actions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them.

--------------------------------
Note F - Investment Transactions
--------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1999 were as follows:

                                                     GSF               GBF
                                                     ---               ---
Purchases ................................      $1,164,620,505    $ 541,265,586
Proceeds .................................      $1,367,976,179    $ 533,387,965

   The cost of investments owned at June 30, 1999 for federal income tax purposes was the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 1999 for GSF and GBF were as follows:

                                                     GSF               GBF
                                                     ---               ---
Gross Appreciation........................      $1,195,799,924    $     282,828
Gross Depreciation........................         (44,377,514)      (7,558,040)
                                                --------------    -------------
  Net Unrealized Appreciation/(Depreciation)    $1,151,422,410    $  (7,275,212)
                                                ==============    =============


--------------------------------------------------------------------------------
54

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

--------------------------------------
Note G - Transactions in Capital Stock
--------------------------------------

      There are 400,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares and Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for GBF and GCF. Transactions in capital stock were as follows:

                                  Six Months Ended       Year Ended   Six Months Ended       Year Ended
                                          June 30,     December 31,           June 30,     December 31,
                                              1999             1998               1999             1998
                                       (Unaudited)        (Audited)        (Unaudited)        (Audited)
--------------------------------------------------------------------------------------------------------
                                                Shares                             Amount
--------------------------------------------------------------------------------------------------------
o  The Guardian Stock Fund, Inc.
Shares sold                              2,237,910        7,866,954      $ 112,581,066    $ 380,142,286
Shares issued in reinvestment of
  dividends and distributions            1,892,590        8,374,382         94,724,167      412,797,384
Shares repurchased                      (6,713,544)     (11,538,716)      (336,130,623)    (554,254,496)
--------------------------------------------------------------------------------------------------------
  Net increase/(decrease)               (2,583,044)       4,702,620      $(128,825,390)   $ 238,685,174
--------------------------------------------------------------------------------------------------------

o The Guardian Bond Fund, Inc.
Shares sold                              2,403,044        6,974,815      $  29,259,135    $  87,077,087
Shares issued in reinvestment of
  dividends and distributions              794,802        2,050,219          9,275,339       25,043,342
Shares repurchased                      (4,373,961)      (7,180,997)       (53,191,282)     (89,465,168)
--------------------------------------------------------------------------------------------------------
  Net increase/(decrease)               (1,176,115)       1,844,037      $ (14,656,808)   $  22,655,261
--------------------------------------------------------------------------------------------------------

o The Guardian Cash Fund, Inc.

Shares sold                             18,094,877       45,585,640      $ 180,948,763    $ 455,856,396
Shares issued in reinvestment of
  dividends                                955,786        2,063,322          9,557,858       20,633,220
Shares repurchased                     (16,736,629)     (42,512,942)      (167,366,289)    (425,129,411)
--------------------------------------------------------------------------------------------------------
  Net increase                           2,314,034        5,136,020      $  23,140,332    $  51,360,205
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
--------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

----------------------
COMMON STOCKS -- 98.8%
----------------------

Shares                                                            Value
-----------------------------------------------------------------------
AUSTRALIA -- 2.9%
  Banks -- 1.1%
     221,600     Commonwealth Bank of Australia            $  3,523,053
     243,700     National Australia Bank                      4,027,447
  Beverages -- 0.4%
   1,163,700     Fosters Brewing Group                        3,275,525
  Business Services -- 0.5%
     133,910     Brambles Industries Ltd.                     3,523,144
  Mining -- 0.6%
     269,100     Broken Hill Ppty.                            3,113,049
     773,000     Pasminco Ltd.*                                 852,334
  Telecommunications -- 0.3%
     351,000     Telstra Corp.                                2,008,671
                                                           ------------
                                                             20,323,223
                                                           ------------
CHILE -- 0.1%
  Mining -- 0.1%
     129,500     Antofagasta Hldgs.                             594,002
                                                           ------------
FINLAND -- 1.9%
  Telecommunications -- 1.9%
     148,600     Nokia OYJ                                   13,020,670
                                                           ------------
FRANCE -- 8.1%
  Banks -- 1.0%
      38,910     Societe Generale                             6,854,864
  Computer Software and Technology -- 1.0%
      45,040     CAP Gemini                                   7,075,855
  Construction Materials -- 0.9%
      66,000     Lafarge                                      6,272,930
  Financial Services -- 1.5%
      89,010     AXA UAP                                     10,854,733
  Oil-Integrated -- 2.4%
     115,310     Elf Aquitaine                               16,914,823
  Retail-Food and Drug -- 1.3%
      62,100     Carrefour                                    9,122,252
                                                           ------------
                                                             57,095,457
                                                           ------------
GERMANY -- 10.3%
  Automotive -- 1.9%
     150,460     DaimlerChrysler AG                          13,028,545
  Banks -- 1.0%
     112,500     Bayerische Vereinsbank AG                    7,306,151
  Chemicals -- 1.7%
     266,000     BASF AG                                     11,749,734
  Drugs and Health Care -- 0.6%
      99,440     GEHE AG                                      4,571,846
  Industrial Machineries -- 3.5%
     163,930     Mannesmann AG                               24,503,156
  Software -- 1.4%
      29,090     SAP AG                                       9,835,878
  Telecommunications -- 0.2%
      38,730     Deutsche Telekom*                            1,624,941
                                                           ------------
                                                             72,620,251
                                                           ------------
HONG KONG -- 2.6%
  Conglomerates -- 1.3%
     991,000     Hutchison Whampoa                            8,972,978
  Real Estate -- 0.9%
     409,000     Cheung Kong Hldgs.                           3,637,383
     311,000     Sun Hung Kai Pptys.                          2,835,982
  Telecommunications -- 0.4%
   1,002,800     Hong Kong Telecom.                           2,604,390
                                                           ------------
                                                             18,050,733
                                                           ------------
HUNGARY -- 0.3%
  Pharmaceuticals -- 0.3%
      51,700     Richter Gedeon VEG                           2,247,315
                                                           ------------
IRELAND -- 2.6%
  Banks -- 1.2%
     650,100     Allied Irish Bank                            8,544,486
  Construction Materials -- 1.4%
     555,000     CRH PLC                                      9,840,496
                                                           ------------
                                                             18,384,982
                                                           ------------
ITALY -- 3.1%
  Banks -- 2.3%
   3,457,000     Banco di Roma                                4,971,291
     818,860     Sao Paolo IMI SPA                           11,142,411
  Oil and Gas -- 0.1%
     189,600     Tecnost SPA*                                   467,124
  Telecommunications -- 0.7%
   2,032,600     Olivetti SPA*                                4,882,063
   2,032,600     Olivetti SPA (rights)*                         273,437
                                                           ------------
                                                             21,736,326
                                                           ------------
JAPAN -- 24.2%
  Automotive -- 0.6%
     101,000     Honda Motor Co.                              4,283,128
  Automotive Parts -- 0.9%
     295,000     Denso Corp.                                  5,999,008
  Chemicals -- 2.7%
     408,000     Kao Corp.                                   11,467,306
   1,715,000     Sumitomo Chemical*                           7,868,273
  Computer Systems -- 1.7%
     590,000     Fujitsu Ltd.                                11,876,085
  Drugs and Health Care -- 1.0%
     284,000     Sankyo Co.                                   7,160,453
  Electronics -- 4.3%
   1,105,000     Hitachi                                     10,367,653
     460,000     Matsushita Electric Works                    4,441,432
      43,000     Rohm Co.                                     6,735,967
      47,600     Sony Corp.                                   5,134,992
      41,000     TDK Corp.                                    3,751,922
  Engineering and Machineries -- 0.9%
      57,300     SMC Corp.*                                   6,418,244

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
56

--------------------------------------------------------------------------------

Shares                                                            Value
-----------------------------------------------------------------------
  Financial Services -- 4.7%
     477,000     Mitsubishi Trading & Brokerage            $  4,637,117
     433,000     Nomura Securities Co. Ltd.                   5,072,010
     134,100     Promise Co.                                  7,926,056
 729,000,000     Sanwa Int'l. Financial                       6,327,602
      12,800     Shohkoh Fund & Co.                           9,184,426
  Leisure Products -- 0.4%
      18,100     Toho Co.                                     2,648,342
  Merchandising-Mass -- 1.2%
      33,500     Ryohin Keikaku Co. Ltd.                      8,432,462
  Photography -- 0.6%
     105,000     Fuji Photo Film Co.                          3,975,366
  Retail Trade -- 0.8%
      80,000     Ito Yokado Co.                               5,356,700
  Telecommunications -- 3.7%
         975     Nippon Tele. & Tel. Corp.                   11,364,388
         217     NTT Mobile Comm. Network, Inc.               2,941,886
         868     NTT Mobile Comm.
                   Network, Inc. - New*                      11,624,039
  Tobacco -- 0.7%
         434     Japan Tobacco, Inc.*                         4,807,473
                                                           ------------
                                                            169,802,330
                                                           ------------
NETHERLANDS -- 3.6%
  Banks -- 0.9%
     288,100     ABN AMRO Hldgs. NV*                          6,236,747
  Broadcasting and Publishing -- 1.6%
     274,400     Ver Ned Uitgevers                           10,961,031
  Computer Services -- 1.1%
     304,300     CMG PLC                                      7,999,037
                                                           ------------
                                                             25,196,815
                                                           ------------
NEW ZEALAND -- 0.2%
  Telecommunications -- 0.2%
     389,412     Telecom. Corp. of New Zealand                1,670,011
                                                           ------------
POLAND -- 0.9%
  Electrical Equipments -- 0.9%
     428,950     Elektrim*                                    6,063,091
                                                           ------------
PORTUGAL -- 0.4%
  Transportation -- 0.4%
      70,430     Brisa (Auto Estrada)                         2,904,111
                                                           ------------
SINGAPORE -- 1.3%
  Banks -- 0.3%
     258,000     Overseas Chinese Bank                        2,152,526
  Publishing -- 1.0%
     411,846     Singapore Press Hldgs.                       7,017,353
                                                           ------------
                                                              9,169,879
                                                           ------------
SOUTH KOREA -- 0.9%
  Telecommunications -- 0.5%
     211,700     SK Telecom. Ltd. ADR*                        3,598,900
  Utilities-Electric -- 0.4%
     152,340     Korea Electric Power Corp. ADR*              3,122,970
                                                           ------------
                                                              6,721,870
                                                           ------------
SPAIN -- 4.7%
  Banks -- 2.0%
   1,333,000     Banco Santander Central Hispano S.A.        13,878,646
  Construction and Housing -- 1.8%
     269,470     Acciona S.A.                                12,841,918
  Gas Distribution -- 0.9%
      91,400     Gas Natural SDG*                             6,642,490
                                                           ------------
                                                             33,363,054
                                                           ------------
SWEDEN -- 4.0%
  Construction and Mining Equipment -- 1.0%
     266,400     Atlas Copco AB                               7,155,048
  Retail-General -- 1.3%
     364,800     Hennes & Mauritz                             9,024,384
  Telecommunications -- 1.7%
     369,900     LM Ericsson                                 11,873,925
                                                           ------------
                                                             28,053,357
                                                           ------------
SWITZERLAND -- 5.2%
  Business Services -- 1.4%
      18,309     Adecco S.A.                                  9,807,342
  Insurance -- 1.4%
      17,156     Zurich Allied AG                             9,752,366
  Pharmaceuticals -- 1.2%
         847     Roche Hldgs. AG                              8,703,659
  Telecommunications -- 1.2%
      21,500     Swisscom AG                                  8,087,904
                                                           ------------
                                                             36,351,271
                                                           ------------
UNITED KINGDOM -- 21.5%
  Banks -- 4.5%
     252,000     Barclays                                     7,328,618
     300,625     Halifax PLC                                  3,582,383
     218,000     HSBC Hldgs.*                                 7,707,454
     670,000     Lloyds TSB Group PLC                         9,098,196
     188,000     National Westminster Bank Co. PLC            3,985,707
  Computer Software and Technology -- 0.2%
      39,338     Sage Group                                   1,398,247
  Conglomerates -- 2.0%
     787,000     Hanson PLC                                   7,070,901
     489,000     Rentokil Initial PLC                         1,896,135
     694,153     Williams Hldgs.                              4,584,526
  Data Services -- 0.5%
     253,933     Reuters Group PLC                            3,340,186
  Drugs and Health Care -- 3.3%
     633,000     Glaxo Wellcome                              17,590,623
     438,000     Smithkline Beecham                           5,695,781
  Electronics -- 0.4%
     373,000     Electrocomponents                            2,745,686

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited) (Continued)

CONVERTIBLE BOND -- 0.1%

Shares                                                            Value
-----------------------------------------------------------------------
  Financial Services -- 0.6%
     316,000     CGU PLC                                   $  4,550,099
  Food, Beverage and Tobacco -- 1.8%
     961,900     Imperial Tobacco                            10,545,137
     145,702     Whitbread                                    2,257,586
  Industrial Machineries -- 0.5%
     278,000     Smiths Industries PLC                        3,689,624
  Insurance -- 0.4%
     186,000     Prudential Corp.                             2,741,257
  Leisure Products -- 0.3%
     120,000     Granada Group                                2,222,513
  Oil-International -- 2.2%
     866,968     BP Amoco PLC                                15,524,106
  Oil and Gas -- 0.7%
     617,000     Shell Transport & Trading                    4,629,321
  Telecommunications -- 3.6%
     547,000     British Telecom.                             9,156,659
     343,991     Cable & Wireless Co.*                        3,307,517
     639,000     Vodafone Group                              12,570,155
  Transportation -- 0.5%
     398,000     BAA PLC                                      3,834,976
                                                           ------------
                                                            151,053,393
                                                           ------------
TOTAL COMMON STOCKS
  (Cost $540,246,152)                                       694,422,141
                                                           ------------

------------------------
CONVERTIBLE BOND -- 0.1%
------------------------
Principal
 Amount                                                           Value
-----------------------------------------------------------------------
$    916,400     Tecnost Int'l.
                   4.487% due 6/23/04
  (Cost $970,363)                                          $    961,392
                                                           ------------
----------------------------
REPURCHASE AGREEMENT -- 0.9%
----------------------------
$  5,969,000     State Street Bank & Trust Co.
                 repurchased agreement, dated
                 6/30/99, maturity value
                 $5,969,663 at 4.00% due 7/1/99
                 (collateralized by U.S.
                 Treasury Notes $6,090,000
                 3.375% due 1/15/07)                       $  5,969,000
                                                           ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $5,969,000)                                           5,969,000
                                                           ------------

TOTAL INVESTMENTS -- 99.8%
  (Cost $547,185,515)                                       701,352,533

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.2%                             1,460,567
                                                           ------------

NET ASSETS -- 100.0%                                       $702,813,100
                                                           ============

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
58

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
    Investments, at market (cost $547,185,515)                    $ 701,352,533
    Cash                                                                    576
    Foreign currency (cost $1,641,099)                                1,486,473
    Dividend reclaims receivable                                        984,854
    Dividends receivable                                                707,428
    Receivable for fund shares sold                                     477,564
    Interest receivable                                                   1,585
                                                                  -------------
    TOTAL ASSETS                                                    705,011,013
                                                                  -------------
LIABILITIES

    Accrued expenses                                                    294,050
    Payable for fund shares redeemed                                    142,714
    Due to affiliates                                                 1,761,149
                                                                  -------------
    TOTAL LIABILITIES                                                 2,197,913
                                                                  -------------
      Net Assets                                                  $ 702,813,100
                                                                  =============
COMPONENTS OF NET ASSETS
    Capital stock, at par                                         $   3,287,331
    Additional paid-in capital                                      503,284,440
    Distributions in excess of net investment income                   (748,911)
    Accumulated net realized gain on investments
      and foreign currency related transactions                      43,017,646
    Net unrealized appreciation of investments
      and translation of other assets and
      liabilities denominated in foreign currencies                 153,972,594
                                                                  -------------
          NET ASSETS                                              $ 702,813,100
                                                                  =============

    Shares Outstanding -- $0.10 par value                            32,873,314
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       21.38
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
    Dividends                                                     $   7,506,060
    Interest                                                            203,981
    Less: Foreign tax withheld                                         (857,263)
                                                                  -------------
    Total Income                                                      6,852,778
                                                                  -------------
Expenses:
    Investment advisory fees -- Note B                                2,706,876
    Custodian fees                                                      484,512
    Printing expense                                                     89,821
    Audit fees                                                           10,500
    Directors' fees -- Note B                                             6,250
    Legal fees                                                            3,050
    Registration fees                                                       458
    Other                                                                   350
                                                                  -------------
    Total Expenses                                                    3,301,817
                                                                  -------------

    Net Investment Income                                             3,550,961
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
    Investments and Foreign Currencies -- Note C
    Net realized gain on investments -- Note A                       44,061,702
    Net realized loss on foreign currency
      related transactions -- Note A                                 (1,045,051)
    Net change in unrealized appreciation of
      investments -- Note C                                         (22,195,123)
    Net change in unrealized appreciation from
      translation of assets and liabilities
      denominated in foreign currencies -- Note C                       (79,022)
                                                                  -------------
Net Realized and Unrealized Gain on
      Investments and Foreign Currencies                             20,742,506
                                                                  -------------
Net Increase in Net Assets
      from Operations                                             $  24,293,467
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Six Months       Year Ended
                                                                                               Ended     December 31,
                                                                                       June 30, 1999             1998
                                                                                         (Unaudited)        (Audited)
                                                                                       -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
     Net investment income                                                             $   3,550,961    $   3,351,082
     Net realized gain on investments and foreign currency related transactions           43,016,651       40,487,438
     Net change in unrealized appreciation/(depreciation) on investments and
       translation of other assets and liabilities denominated in foreign currencies     (22,274,145)      71,008,066
                                                                                       -------------    -------------
       Net Increase in Net Assets from Operations                                         24,293,467      114,846,586
                                                                                       -------------    -------------
  Dividends and Distributions to Shareholders from:
     Net investment income                                                                (1,741,332)      (3,351,082)
     Distributions in excess of net investment income                                             --         (409,367)
     Net realized gain on investments                                                     (7,980,294)     (33,666,022)
                                                                                       -------------    -------------
       Total Dividends and Distributions to Shareholders                                  (9,721,626)     (37,426,471)
                                                                                       -------------    -------------
  From Capital Share Transactions:
     Net increase in net assets from capital share transactions -- Note E                  7,951,197       68,158,477
                                                                                       -------------    -------------
       Net Increase in Net Assets                                                         22,523,038      145,578,592

  Net Assets:
     Beginning of period                                                                 680,290,062      534,711,470
                                                                                       -------------    -------------
     End of period*                                                                    $ 702,813,100    $ 680,290,062
                                                                                       =============    =============

* Includes distributions in excess of net investment income of:                        $    (748,911)   $  (2,558,540)


                       See notes to financial statements.


--------------------------------------------------------------------------------
60

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                     Six Months
                                       Ended                            Year Ended December 31, (Audited)
                                    June 30, 1999      -----------------------------------------------------------------
                                      Unaudited)          1998          1997          1996          1995          1994
                                    ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .............   $   20.92        $   18.27     $   17.26     $   15.37     $   14.69     $   14.69
                                      ---------        ---------     ---------     ---------     ---------     ---------
Income from investment operations:
  Net investment income ...........        0.11             0.13          0.15          0.15          0.16          0.15
  Net realized and unrealized
    gain/(loss) on investments and
    translation of other assets and
    liabilities denominated
    in foreign currencies .........        0.65             3.73          1.91          2.21          1.49         (0.02)
                                      ---------        ---------     ---------     ---------     ---------     ---------
  Net increase from
    investment operations .........        0.76             3.86          2.06          2.36          1.65          0.13
                                      ---------        ---------     ---------     ---------     ---------     ---------
Dividends and Distributions to
  Shareholders from:
  Net investment income ...........       (0.05)           (0.11)        (0.15)        (0.14)        (0.15)        (0.13)
  Distributions in excess of net
    investment income .............          --            (0.01)        (0.15)        (0.10)        (0.12)           --
  Net realized gain on investments
    and foreign currency related
    transactions ..................       (0.25)           (1.09)        (0.75)        (0.23)        (0.70)           --
                                      ---------        ---------     ---------     ---------     ---------     ---------
  Total dividends and distributions       (0.30)           (1.21)        (1.05)        (0.47)        (0.97)        (0.13)
                                      ---------        ---------     ---------     ---------     ---------     ---------
Net asset value, end of period ....   $   21.38        $   20.92     $   18.27     $   17.26     $   15.37     $   14.69
                                      ---------        ---------     ---------     ---------     ---------     ---------

Total return* .....................        3.63%           21.17%        11.93%        15.41%        11.23%         0.87%
                                      ---------        ---------     ---------     ---------     ---------     ---------

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ...............   $ 702,813        $ 680,290     $ 534,711     $ 456,203     $ 317,287     $ 303,050
  Ratio of expenses to average
    net assets ....................        0.98%(a)         0.98%         0.97%         0.98%         0.99%         1.03%
  Ratio of net investment income
    to average net assets .........        0.26%(a)         0.55%         0.74%         0.94%         0.97%         1.11%
  Portfolio turnover
    rate ..........................          28%              47%           51%           38%           52%           27%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc., (Baillie Gifford International Fund)
------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

---------------------------------------------
Note A - Organization and Accounting Policies
---------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). Information presented in this financial statement pertains to BGIF. The financial statements for the other remaining funds of GIAC are presented in separate reports. Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of the Guardian Life Insurance Company of America. The Fund is available for investment only through certain variable annuity and variable life insurance contracts issued by GIAC.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain or loss on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabillities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange cur-


--------------------------------------------------------------------------------
62

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

rency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Fund records realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. The Fund will not enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

      The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code
(Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Fund's next fiscal year.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Fund intends to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Fund's policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

-----------------------------------------
Note B - Investment Management Agreements
-----------------------------------------

      The Fund has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Fund's portfolio subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of the Fund. GBG continually monitors and evaluates the performance of BG Overseas.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc., (Baillie Gifford International Fund)
------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets. One half of this fee (.40%) is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to the Fund.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

--------------------------------
Note C - Investment Transactions
--------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1999 were as follows:

Purchases..............................                $203,432,757
Proceeds...............................                $188,610,501

   The cost of investments owned at June 30, 1999 for federal income tax purposes is the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 1999 were as follows:

  64
Gross Appreciation.....................                $172,018,502
Gross Depreciation.....................                 (17,851,484)
                                                       ------------
Net Unrealized Appreciation............                $154,167,018
                                                       ============

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

------------------------------
Note D - Repurchase Agreements
------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Fund.

--------------------------------------
Note E - Transactions in Capital Stock
--------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for the Fund. Transactions in capital stock were as follows:

                                Six Months Ended      Year Ended  Six Months Ended       Year Ended
                                        June 30,     December 31,         June 30,     December 31,
                                            1999             1998             1999             1998
                                     (Unaudited)        (Audited)      (Unaudited)        (Audited)
---------------------------------------------------------------------------------------------------
                                                Shares                             Amount
---------------------------------------------------------------------------------------------------
Shares sold ....................       2,239,730        6,525,306    $  47,032,992    $ 133,897,400
Shares issued in reinvestment of
  dividends and distributions ..         453,011        1,785,599        9,721,626       37,426,471
Shares repurchased .............      (2,331,607)      (5,068,012)     (48,803,421)    (103,165,394)
---------------------------------------------------------------------------------------------------
   Net increase ................         361,134        3,242,893    $   7,951,197    $  68,158,477
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
64

--------------------------------------------------------------------------------

                      This page intentionally left blank.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

-------------------
COMMON STOCKS-96.7%
-------------------
Shares                                                                Value
---------------------------------------------------------------------------
Advertising -- 1.6%
       180,000  Omnicom Group, Inc.                            $ 14,400,000
                                                               ------------
Air Transport -- 1.3%
       200,000  Delta Air Lines, Inc.                            11,525,000
                                                               ------------
Auto & Truck -- 0.7%
       100,000  General Motors Corp.                              6,600,000
                                                               ------------
Bank -- 5.3%
        50,000  Chase Manhattan Corp.                             4,331,250
       400,000  Mellon Bank Corp.                                14,550,000
       225,000  State Street Corp.                               19,209,375
       140,000  Zions Bancorporation                              8,890,000
                                                               ------------
                                                                 46,980,625
                                                               ------------
Bank-Midwest -- 2.0%
       270,000  Fifth Third Bancorp                              17,971,875
                                                               ------------
Computer & Peripherals -- 9.1%
       320,000  Cisco Systems, Inc.*                             20,640,000
       330,000  Dell Computer Corp.*                             12,210,000
       320,000  EMC Corp.*                                       17,600,000
       150,000  International Business Machines Corp.            19,387,500
       160,000  Sun Microsystems, Inc.*                          11,020,000
                                                               ------------
                                                                 80,857,500
                                                               ------------
Computer Software & Services -- 2.0%
       200,000  Microsoft Corp.*                                 18,037,500
                                                               ------------
Diversified Companies -- 3.3%
       100,000  AlliedSignal Inc.                                 6,300,000
       135,000  Tyco International, Ltd.                         12,791,250
       135,000  United Technologies Corp.                         9,677,813
                                                               ------------
                                                                 28,769,063
                                                               ------------
Drug -- 11.0%
       300,000  Amgen Inc.*                                      18,262,500
       150,000  Biogen, Inc.*                                     9,646,875
       125,000  Lilly (Eli) & Co.                                 8,953,125
       175,000  MedImmune, Inc.*                                 11,856,250
       180,000  Merck & Co., Inc.                                13,320,000
       100,000  Pfizer, Inc.                                     10,975,000
       275,000  Schering-Plough Corp.                            14,575,000
       140,000  Warner-Lambert Co.                                9,712,500
                                                               ------------
                                                                 97,301,250
                                                               ------------
Drugstore -- 1.1%
       200,000  CVS Corp.                                        10,150,000
                                                               ------------
Electrical Equipment -- 1.6%
       125,000  General Electric Co.                             14,125,000
                                                               ------------
Entertainment -- 2.2%
       276,000  Clear Channel Communications, Inc.*              19,026,750
                                                               ------------
Financial Services -- 5.0%
       140,000  American Express Co.                             18,217,500
       300,000  Citigroup Inc.                                   14,250,000
        75,500  Concord EFS, Inc.*                                3,194,594
       160,000  FINOVA Group, Inc. (The)                          8,420,000
                                                               ------------
                                                                 44,082,094
                                                               ------------
Food Wholesalers -- 0.8%
       170,500  USFoodservice*                                    7,267,562
                                                               ------------
Foreign Telecommunication -- 1.7%
        75,000  Vodafone AirTouch PLC (ADR)                      14,775,000
                                                               ------------
Grocery -- 1.0%
       180,000  Safeway Inc.*                                     8,910,000
                                                               ------------
Homebuilding -- 0.8%
       200,000  Centex Corp.                                      7,512,500
                                                               ------------
Hotel/Gaming -- 1.5%
       300,000  Harrah's Entertainment, Inc.*                     6,600,000
       300,000  Mandalay Resort Group*                            6,337,500
                                                               ------------
                                                                 12,937,500
                                                               ------------
Household Products -- 3.0%
        65,000  Clorox Company (The)                              6,942,812
       100,000  Colgate-Palmolive Co.                             9,875,000
       260,000  Dial Corp. (The)                                  9,668,750
                                                               ------------
                                                                 26,486,562
                                                               ------------
Insurance-Diversified -- 1.7%
       125,000  American International Group, Inc.               14,632,813
                                                               ------------
Insurance-Life -- 1.2%
       160,000  Equitable Companies, Inc. (The)                  10,720,000
                                                               ------------
Internet -- 1.9%
       150,000  American Online, Inc.*                           16,575,000
                                                               ------------
Machinery -- 1.0%
       135,000  Ingersoll-Rand Co.                                8,724,375
                                                               ------------
Medical Services -- 1.0%
       100,000  Wellpoint Health Networks Inc.*                   8,487,500
                                                               ------------
Medical Supplies -- 4.6%
       150,000  Cardinal Health, Inc.                             9,618,750
       120,000  Johnson & Johnson                                11,760,000
       250,000  Medtronic, Inc.                                  19,468,750
                                                               ------------
                                                                 40,847,500
                                                               ------------
Office Equipment & Supplies -- 1.0%
       300,000  Staples, Inc.*                                    9,281,250
                                                               ------------
Oilfield Services/Equipment -- 1.2%
       400,000  Transocean Offshore, Inc.                        10,500,000
                                                               ------------
Precision Instrument -- 0.8%
       100,000  Eastman Kodak Co.                                 6,775,000
                                                               ------------
Retail Building Supply -- 2.2%
       110,000  Home Depot, Inc. (The)                            7,088,125
       220,000  Lowe's Companies, Inc.                           12,471,250
                                                               ------------
                                                                 19,559,375
                                                               ------------
Retail-Special Lines -- 4.7%
       200,000  Bed Bath & Beyond Inc.*                           7,700,000
       200,000  Best Buy Co., Inc.*                              13,500,000
       202,500  Gap, Inc.                                        10,200,937
       200,000  Tandy Corp.                                       9,775,000
                                                               ------------
                                                                 41,175,937
                                                               ------------

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------
66

Shares                                                                Value
---------------------------------------------------------------------------
Retail Store -- 6.3%
       150,000  Costco Companies, Inc.*                        $ 12,009,375
       250,000  Dayton Hudson Corp.                              16,250,000
       200,000  Kohl's Corp.*                                    15,437,500
       250,000  Wal-Mart Stores, Inc.                            12,062,500
                                                               ------------
                                                                 55,759,375
                                                               ------------
Securities Brokerage -- 1.9%
       150,000  Schwab (Charles) Corp.                           16,481,250
                                                               ------------
Semiconductor -- 2.4%
       250,000  Intel Corp.                                      14,875,000
       100,000  Vitesse Semiconductor Corp.*                      6,743,750
                                                               ------------
                                                                 21,618,750
                                                               ------------
Telecommunications Equipment -- 5.4%
       200,000  Lucent Technologies Inc.                         13,487,500
       100,000  QUALCOMM Incorporated*                           14,350,000
       300,000  Tellabs, Inc.*                                   20,268,750
                                                               ------------
                                                                 48,106,250
                                                               ------------
Telecommunication Services -- 1.6%
       250,000  AT&T Corp.                                       13,953,125
                                                               ------------
Thrift -- 2.3%
       220,400  Federal Home Loan Mortgage Corp.                 12,783,200
       115,000  Federal National Mortgage Association             7,863,125
                                                               ------------
                                                                 20,646,325
                                                               ------------
Trucking/Transportation Leasing -- 0.5%
       120,000  CNF Transportation Inc.                           4,605,000
                                                               ------------
TOTAL COMMON STOCKS AND

TOTAL INVESTMENT SECURITIES -- 96.7%
(Cost $536,843,345)                                             856,164,606
                                                               ------------


Principal
Amount                                                                Value
---------------------------------------------------------------------------
-----------------------------
REPURCHASE AGREEMENTS -- 4.2%
-----------------------------
(including accrued interest)
  $ 36,100,000  Collateralized by $25,650,000
                 U.S. Treasury Bonds 13 7/8%,
                 due 5/15/11, with a value of
                 $36,891,914 (With Morgan
                 Stanley & Co., Incorporated 4.85%,
                 dated 6/30/99, due 7/1/99,
                 delivery value $36,104,863)                   $ 36,104,863
     1,400,000  Collateralized by $1,405,000
                 U.S. Treasury Notes 6 1/2%,
                 due 5/31/01, with a value of
                 $1,437,073 (With State Street
                 Bank & Trust Company
                 4.00%, dated 6/30/99, due 7/1/99,
                 delivery value $1,400,156)                       1,400,156
                                                               ------------
TOTAL REPURCHASE AGREEMENTS
(Cost $37,505,019)                                               37,505,019
                                                               ------------
EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES -- (-0.9%)                                  (8,182,858)
                                                               ============

NET ASSETS -- 100.0%                                           $885,486,767
                                                               ============
NET ASSET VALUE
PER OUTSTANDING SHARE
($885,486,767 / 26,265,766
  shares outstanding)                                          $      33.71
                                                               ============

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS:
   Investment securities, at value
    (cost $536,843,345)                                      $ 856,164,606
   Repurchase agreements (cost $37,505,019)                     37,505,019
   Cash                                                             44,309
   Receivable for capital shares sold                              516,155
   Dividends and interest receivable                               452,875
   Prepaid insurance expenses                                       20,044
                                                             -------------
     TOTAL ASSETS                                              894,703,008
                                                             -------------
LIABILITIES:
   Payable for securities purchased                              8,182,737
   Payable for capital shares repurchased                          491,416
   Accrued expenses:
    Advisory fee                                                   344,624
    GIAC administrative service fee                                160,000
    Other                                                           37,464
                                                             -------------
     TOTAL LIABILITIES                                           9,216,241
                                                             -------------
NET ASSETS                                                   $ 885,486,767
                                                             -------------
NET ASSETS CONSIST OF:
   Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
    26,265,766 shares)                                        $ 26,265,766
   Additional paid-in capital                                  420,206,085
   Undistributed net investment income                           2,706,632
   Undistributed net realized gain on investments              116,987,023
   Net unrealized appreciation of investments                  319,321,261
                                                             -------------
NET ASSETS                                                   $ 885,486,767
                                                             =============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($885,486,767 / 26,265,766
    shares outstanding)                                      $       33.71
                                                             =============


STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
   Dividends                                                  $  2,417,286
   Interest                                                        529,351
                                                              ------------
     Total Income                                                2,946,637
                                                              ------------
Expenses:
   Investment advisory fee                                       2,089,446
   GIAC administrative service fee                                 299,604
   Custodian fees                                                   40,537
   Auditing and legal fees                                          16,465
   Directors' fees and expenses                                      7,796
   Insurance and dues                                                5,642
   Taxes and other                                                   5,612
   Printing and stationery                                             905
                                                              ------------
     Total Expenses Before Custody Credits                       2,466,007
     Less: Custody Credits                                          (2,208)
                                                              ------------
     Net Expenses                                                2,463,799
                                                              ------------
Net Investment Income                                              482,838
                                                              ------------
Net Realized and Unrealized Gain
  on Investments:
  Net realized gain                                             54,551,064
  Change in net unrealized appreciation                         30,935,585
                                                              ------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                        85,486,649
                                                              ------------
Net Increase in Net Assets from Operations                    $ 85,969,487
                                                              ============

                       See notes to financial statements.


--------------------------------------------------------------------------------
68

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1999
(Unaudited) and for the Year Ended December 31, 1998

                                                                     Six Months
                                                                          Ended       Year Ended
                                                                  June 30, 1999     December 31,
                                                                     (Unaudited)            1998
                                                                  -------------    -------------
Operations:
    Net investment income                                         $     482,838    $   2,239,792
    Net realized gain on investments                                 54,551,064       62,454,321
    Change in net unrealized appreciation                            30,935,585      117,641,538
                                                                  -------------    -------------
    Net increase in net assets from operations                       85,969,487      182,335,651
                                                                  -------------    -------------
Distributions to Shareholders:
    Net investment income                                                    --       (2,335,121)
    Net realized gain from investment transactions                           --      (45,405,144)
                                                                  -------------    -------------
    Total distributions                                                      --      (47,740,265)
                                                                  -------------    -------------
Capital Share Transactions:
    Proceeds from sale of shares                                     59,499,899       66,666,181
    Proceeds from reinvestment of distributions to shareholders              --       47,740,265
    Cost of shares repurchased                                      (75,189,769)    (153,885,228)
                                                                  -------------    -------------
    Net decrease from capital share transactions                    (15,689,870)     (39,478,782)
                                                                  -------------    -------------

Total Increase in Net Assets                                         70,279,617       95,116,604
Net Assets:
    Beginning of period                                             815,207,150      720,090,546
                                                                  -------------    -------------
    End of period                                                   885,486,767    $ 815,207,150
                                                                  =============    =============
Undistributed Net Investment Income, at End of Period                 2,706,632    $   2,223,794
                                                                  =============    =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for fed-


--------------------------------------------------------------------------------
70

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

eral income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                 Six Months
                                                   Ended
                                                  June 30,           Year Ended
                                                    1999            December 31,
                                                 (Unaudited)            1998
                                                 -----------        ------------
Shares sold                                        1,849,031          2,514,811
Shares issued in reinvestment
 of dividends and distributions                           --          1,781,353
                                                 -----------        -----------
                                                   1,849,031          4,296,164
Shares repurchased                                 2,367,584          5,730,080
                                                 -----------        -----------
Net decrease                                        (518,553)        (1,433,916)
                                                 ===========        ===========
Dividends per share from net
 investment income                               $        --        $       .09
                                                 ===========        ===========
Distributions per share from
 net realized gains                              $        --        $      1.75
                                                 ===========        ===========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                      Six Months Ended
                                                       June 30, 1999
                                                        (Unaudited)
                                                      ----------------
PURCHASES:
  Investment Securities                                $ 255,141,534
                                                       =============

SALES:
  Investment Securities                                $ 291,175,423
                                                       =============

      At June 30, 1999, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $575,437,791. The aggregate appreciation and depreciation of investments for the six months ended June 30, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $322,912,837 and $4,681,003 respectively, resulting in a net appreciation of $318,231,834.

--------------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Interested Parties
--------------------------------------------------

      An advisory fee of $2,089,446 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended June 30, 1999. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC who is also a director of the Fund was paid a fee of $1,484 for the six months ended June 30, 1999. During the six months ended June 30, 1999, the Fund paid brokerage commissions totalling $226,112 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 1999, the Fund incurred expenses of $299,604 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

FINANCIAL HIGHLIGHTS

      Selected data for a share of capital stock outstanding throughout the periods indicated:

                                               Six Months
                                                  Ended                                Years Ended December 31,
                                              June 30, 1999      -------------------------------------------------------------------
                                               (Unaudited)          1998           1997           1996            1995       1994
                                              --------------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $  30.44        $  25.52       $  24.83       $  24.25        $  17.83   $  18.52
                                                 --------        --------       --------       --------        --------   --------
   Income (loss) from investment operations:
   Net investment income ......................       .02             .09            .09            .08             .12        .10
   Net gains or losses on securities
     (both realized and unrealized) ...........      3.25            6.67           5.30           3.71            6.96       (.51)
                                                 --------        --------       --------       --------        --------   --------
   Total from investment operations ...........      3.27            6.76           5.39           3.79            7.08       (.41)
                                                 --------        --------       --------       --------        --------   --------
   Less distributions:
    Dividends from net investment income ......        --            (.09)          (.09)          (.12)           (.10)      (.01)
    Distributions from capital gains ..........        --           (1.75)         (4.61)         (3.09)           (.56)      (.27)
                                                 --------        --------       --------       --------        --------   --------
    Total distributions .......................        --           (1.84)         (4.70)         (3.21)           (.66)      (.28)
                                                 --------        --------       --------       --------        --------   --------

Net asset value, end of period ................  $  33.71        $  30.44       $  25.52       $  24.83        $  24.25   $  17.83
                                                 ========        ========       ========       ========        ========   ========

Total return** ................................     10.74+          27.47%         21.39%         17.34%          40.08%     (2.21)%
                                                 ========        ========       ========       ========        ========   ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ......  $885,487        $815,207       $720,091       $639,341        $525,449   $352,745
Ratio of operating expenses to average
  net assets ..................................       .59%(1)*        .59%(1)        .60%(1)        .59%(1)         .62%       .61%
Ratio of net investment income to average
  net assets ..................................       .11%*           .31%           .35%           .36%            .60%       .57%
Portfolio turnover rate .......................        31%+           112%            85%           141%            114%       122%

+     Not annualized
*     Annualized
(1)   Before offset of custody credits.
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.


--------------------------------------------------------------------------------
72

--------------------------------------------------------------------------------

                          Other Information (unaudited)

---------
Year 2000
---------

      Like other mutual funds, the Fund could be adversely if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

      The Year 2000 Problem is expected to impact corporations which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited)

----------------------
COMMON STOCKS -- 50.0%
----------------------
Shares                                                                Value
---------------------------------------------------------------------------
Advertising -- 1.2%
        48,000  Interpublic Group of Companies, Inc.         $    4,158,000
       177,000  Omnicom Group, Inc.                              14,160,000
                                                             --------------
                                                                 18,318,000
                                                             --------------
Aerospace/Defense -- 1.0%
       104,000  General Dynamics Corp.                            7,124,000
        89,000  Gulfstream Aerospace Corp.*                       6,013,062
        36,000  Litton Industries, Inc.*                          2,583,000
                                                             --------------
                                                                 15,720,062
                                                             --------------
Air Transport -- 0.7%
       180,000  Comair Holdings, Inc.                             3,746,250
        95,000  SkyWest, Inc.                                     2,369,062
       136,500  Southwest Airlines Co.                            4,248,563
                                                             --------------
                                                                 10,363,875
                                                             --------------
Alternate Energy -- 0.6%
       153,000  AES Corp.*                                        8,893,125
                                                             --------------
Apparel -- 0.2%
        51,000  Tommy Hilfiger Corp.*                             3,748,500
                                                             --------------
Bank -- 0.4%
       179,000  AmSouth Bancorporation                            4,150,562
        57,000  SouthTrust Corp.                                  2,187,375
                                                             --------------
                                                                  6,337,937
                                                             --------------
Bank-Midwest -- 1.1%
        68,000  Fifth Third Bancorp                               4,526,250
       121,000  First Tennessee National Corp.                    4,635,812
        62,000  Northern Trust Corp.                              6,014,000
        35,700  Old Kent Financial Corp.                          1,494,938
                                                             --------------
                                                                 16,671,000
                                                             --------------
Beverage-Alcoholic -- 0.2%
        62,000  Coors (Adolph) Co. Class "B"                      3,069,000
                                                             --------------
Building Materials -- 0.0%
         6,000  USG Corp.                                           336,000
                                                             --------------
Cable TV -- 1.5%
       116,000  Cablevision Systems Corp. Class "A"*              8,120,000
       190,000  Comcast Corp. Class "A"*                          7,303,125
        48,000  EchoStar Communications Corp.
                  Class "A"*                                      7,365,000
                                                             --------------
                                                                 22,788,125
                                                             --------------
Chemical-Specialty -- 0.5%
        72,000  Avery Dennison Corp.                              4,347,000
        70,000  Rohm and Haas Co.                                 3,001,250
                                                             --------------
                                                                  7,348,250
                                                             --------------
Computer & Peripherals -- 2.4%
       115,000  Adaptec, Inc.*                                    4,060,938
       219,422  Cisco Systems, Inc.*                             14,152,719
        35,000  Hewlett-Packard Co.                               3,517,500
        54,000  International Business Machines Corp.             6,979,500
       186,000  Unisys Corp.*                                     7,242,375
                                                             --------------
                                                                 35,953,032
                                                             --------------
Computer Software & Services -- 3.5%
        50,000  Adobe Systems, Inc.                               4,107,812
       123,000  American Management Systems, Inc.*                3,943,688
       101,000  Citrix Systems, Inc.*                             5,706,500
        84,000  Comverse Technology, Inc.*                        6,342,000
       101,000  Electronics For Imaging, Inc.*                    5,188,875
       174,000  Mercury Interactive Corp.*                        6,155,250
        91,000  Microsoft Corp.*                                  8,207,063
       229,500  Paychex, Inc.                                     7,315,312
        98,000  Siebel Systems, Inc.*                             6,504,750
                                                             --------------
                                                                 53,471,250
                                                             --------------
Diversified Companies -- 1.5%
        72,000  Danaher Corp.                                     4,185,000
         3,000  Textron, Inc.                                       246,938
       146,000  Tyco International, Ltd.                         13,833,500
        62,000  United Technologies Corp.                         4,444,625
                                                             --------------
                                                                 22,710,063
                                                             --------------
   Drug -- 2.7%
        88,000  Amgen Inc.*                                       5,357,000
       179,000  Biogen, Inc.*                                    11,511,938
        28,000  Bristol-Myers Squibb Co.                          1,972,250
       110,000  Forest Laboratories, Inc.*                        5,087,500
        26,000  Immunex Corp.*                                    3,313,375
       110,000  MedImmune, Inc.*                                  7,452,500
        86,000  Millennium Pharmaceuticals, Inc. *                3,096,000
        40,000  Sepracor, Inc.*                                   3,250,000
                                                             --------------
                                                                 41,040,563
                                                             --------------
Drugstore -- 0.4%
       131,000  CVS Corp.                                         6,648,250
                                                             --------------
Electrical Equipment -- 0.2%
        54,000  Semtech Corp.*                                    2,814,750
                                                             --------------
Electronics -- 2.3%
       148,000  Gemstar International Group, Ltd.*                9,657,000
        52,000  Gilat Satellite Networks Ltd.*                    2,730,000
        92,000  Lexmark International Group, Inc.
                  Class "A"*                                      6,077,750
       303,125  Symbol Technologies, Inc.                        11,177,734
        33,000  Uniphase Corp.*                                   5,478,000
                                                             --------------
                                                                 35,120,484
                                                             --------------
Entertainment -- 2.0%
       168,000  CBS Corp.*                                        7,297,500
        57,000  Chancellor Media Corp.*                           3,142,125
       143,315  Clear Channel Communications, Inc.*               9,879,778
        97,000  Time Warner, Inc.                                 7,129,500
        58,000  USA Networks, Inc.*                               2,327,250
                                                             --------------
                                                                 29,776,153
                                                             --------------
Food Processing -- 0.6%
       127,000  Quaker Oats Co. (The)                             8,429,625
                                                             --------------

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------
74

--------------------------------------------------------------------------------

Shares                                                                Value
---------------------------------------------------------------------------
Foreign Telecommunication -- 1.1%
        13,000  Nokia Corp. (ADR) Class "A"                  $    1,190,313
        53,000  Nortel Networks Corp.                             4,601,062
        53,500  Vodafone AirTouch PLC (ADR)                      10,539,500
                                                             --------------
                                                                 16,330,875
                                                             --------------
Furniture/Home Furnishings -- 0.2%
        90,000  Ethan Allen Interiors, Inc.                       3,397,500
                                                             --------------
Grocery -- 1.1%
       351,800  Kroger Co.*                                       9,828,413
       144,800  Safeway Inc.*                                     7,167,600
                                                             --------------
                                                                 16,996,013
                                                             --------------
Home Appliance -- 0.3%
        74,000  Maytag Corp.                                      5,156,875
                                                             --------------
Homebuilding -- 0.2%
        18,000  Centex Corp.                                        676,125
        75,000  Lennar Corp.                                      1,800,000
                                                             --------------
                                                                  2,476,125
                                                             --------------
Hotel/Gaming -- 0.2%
       121,000  Mandalay Resort Group*                            2,556,125
                                                             --------------
Household Products -- 0.2%
        53,000  Kimberly-Clark Corp.                              3,021,000
                                                             --------------
Insurance-Diversified -- 0.6%
        79,430  American International Group, Inc.                9,298,274
                                                             --------------
Insurance-Life -- 0.2%
        64,000  AFLAC, Inc.                                       3,064,000
                                                             --------------
Internet -- 0.4%
        38,000  America Online, Inc.*                             4,199,000
        66,000  Macromedia, Inc.*                                 2,326,500
                                                             --------------
                                                                  6,525,500
                                                             --------------
Machinery -- 0.7%
        74,000  Briggs & Stratton Corp.                           4,273,500
        93,000  Ingersoll - Rand Co.                              6,010,125
                                                             --------------
                                                                 10,283,625
                                                             --------------
Medical Services -- 0.6%
        42,000  CIGNA Corp.                                       3,738,000
        28,000  PacifiCare Health Systems, Inc.
                  Class "B"*                                      2,014,250
        46,000  WellPoint Health Networks Inc.*                   3,904,250
                                                             --------------
                                                                  9,656,500
                                                             --------------
Medical Supplies -- 2.8%
       107,000  Allergan, Inc.                                   11,877,000
        74,000  AmeriSource Health Corp. Class "A"*               1,887,000
       105,000  Boston Scientific Corp.*                          4,613,438
        58,000  Johnson & Johnson                                 5,684,000
        42,000  Stryker Corp.                                     2,525,250
       206,000  VISX, Inc.*                                      16,312,625
                                                             --------------
                                                                 42,899,313
                                                             --------------
Natural Gas-Diversified -- 1.0%
       141,000  Enron Corp.                                      11,526,750
        69,000  Williams Companies, Inc. (The)                    2,936,812
                                                             --------------
                                                                 14,463,562
                                                             --------------
Newspaper -- 0.3%
       111,000  News Corp., Ltd. (ADR)                            3,919,687
                                                             --------------
Office Equipment & Supplies -- 1.1%
       108,000  Pitney Bowes, Inc.                                6,939,000
       291,655  Staples, Inc.*                                    9,023,077
                                                             --------------
                                                                 15,962,077
                                                             --------------
Precision Instrument -- 0.4%
       104,000  Waters Corp.*                                     5,525,000
                                                             --------------
Publishing -- 0.2%
        20,000  CMGI Inc.*                                        2,281,250
        26,000  Reader's Digest Association, Inc.
                  Class "A"                                       1,033,500
                                                             --------------
                                                                  3,314,750
                                                             --------------
Recreation -- 1.0%
        40,000  Carnival Corp.                                    1,940,000
       111,000  Harley-Davidson, Inc.                             6,035,625
       174,000  Royal Caribbean Cruises, Ltd.                     7,612,500
                                                             --------------
                                                                 15,588,125
                                                             --------------
Restaurant -- 0.3%
       145,000  Brinker International, Inc.*                      3,942,187
                                                             --------------
Retail Building Supply -- 1.1%
       150,000  Home Depot, Inc. (The)                            9,665,625
       115,000  Lowe's Companies, Inc.                            6,519,063
                                                             --------------
                                                                 16,184,688
                                                             --------------
Retail-Special Lines -- 4.2%
       141,040  Abercrombie & Fitch Co. Class "A"*                6,769,920
       104,000  AnnTaylor Stores Corp.*                           4,680,000
       181,000  Bed Bath & Beyond Inc.*                           6,968,500
       153,000  Best Buy Co., Inc.*                              10,327,500
        82,000  Circuit City Stores-Circuit City Group            7,626,000
       100,500  Dollar Tree Stores, Inc.*                         4,422,000
       140,250  Gap, Inc.                                         7,065,094
        85,000  Hollywood Entertainment Corp.*                    1,662,812
         6,405  Intimate Brands, Inc. Class "A"                     303,437
        28,000  Ross Stores, Inc.                                 1,410,500
       160,000  TJX Companies, Inc. (The)                         5,330,000
        20,000  Tandy Corp.                                         977,500
        65,900  Tiffany & Co.                                     6,359,350
                                                             --------------
                                                                 63,902,613
                                                             --------------
Retail Store -- 1.8%
       126,000  Dayton Hudson Corp.                               8,190,000
       108,000  Kohl's Corp.*                                     8,336,250
       240,000  Wal-Mart Stores, Inc.                            11,580,000
                                                             --------------
                                                                 28,106,250
                                                             --------------

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1999 (Unaudited) (Continued)

Shares on
Principal
Amount                                                                Value
---------------------------------------------------------------------------
Semiconductor -- 2.7%
        78,000  Linear Technology Corp.                      $    5,245,500
        61,000  Motorola, Inc.                                    5,779,750
        95,000  PMC-Sierra, Inc.*                                 5,599,063
        55,000  QLogic Corp.*                                     7,260,000
        60,000  RF Micro Devices, Inc.*                           4,477,500
        67,500  TranSwitch Corp.*                                 3,197,812
        92,000  Vitesse Semiconductor Corp.*                      6,204,250
        60,000  Xilinx, Inc.*                                     3,435,000
                                                             --------------
                                                                 41,198,875
                                                             --------------
Telecommunications Equipment -- 1.4%
       170,000  General Instrument Corp.*                         7,225,000
        32,000  QUALCOMM Incorporated*                            4,592,000
        89,000  Scientific-Atlanta, Inc.                          3,204,000
        90,000  Tellabs, Inc.*                                    6,080,625
                                                             --------------
                                                                 21,101,625
                                                             --------------
Telecommunication Services -- 2.5%
        43,000  ALLTEL Corp.                                      3,074,500
       255,000  CenturyTel, Inc.                                 10,136,250
        41,000  Global TeleSystems Group, Inc.*                   3,321,000
        76,000  MediaOne Group, Inc.*                             5,652,500
       170,000  SBC Communications Inc.                           9,860,000
       128,000  WinStar Communications, Inc.*                     6,240,000
                                                             --------------
                                                                 38,284,250
                                                             --------------
Toiletries/Cosmetics -- 0.4%
        44,000  Avon Products, Inc.                               2,442,000
        86,000  Lauder (Estee) Companies Inc. (The)
                  Class "A"                                       4,310,750
                                                             --------------
                                                                  6,752,750
                                                             --------------
TOTAL COMMON STOCKS
(Cost $436,059,148)                                             759,466,208
                                                             --------------
----------------------------------
U.S. TREASURY OBLIGATIONS -- 18.8%
----------------------------------
  $ 45,000,000  U.S. Treasury Notes
                 4.00%, due 10/31/00                         $   44,192,700
    29,000,000  U.S. Treasury Notes
                 5.25%, due 5/31/01                              28,857,900
    30,000,000  U.S. Treasury Notes
                 5.75%, due 6/30/01                              30,111,900
    10,000,000  U.S. Treasury Notes
                 6.50%, due 5/31/02                              10,230,300
    36,500,000  U.S. Treasury Notes
                 4.75%, due 2/15/04                              34,982,330
    14,250,000  U.S. Treasury Notes
                 5.875%, due 11/15/05                            14,206,252
    14,250,000  U.S. Treasury Notes
                 5.625%, due 2/15/06                             13,997,063
    15,000,000  U.S. Treasury Notes
                 4.75%, due 11/15/08                             13,761,150
    59,500,000  U.S. Treasury Bonds
                 7.25%, due 8/15/22                              66,603,705
    30,000,000  U.S. Treasury Bonds
                 6.00%,  due 2/15/26                             29,239,500
                                                             --------------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $288,323,883)                                             286,182,800
                                                             --------------
-------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.6%
-------------------------------------------
  $ 13,000,000  Federal Home Loan Bank Bonds
                 5.375%, due 3/2/01                          $   12,930,450
    18,000,000  Federal Home Loan Mortgage
                 Corp. Debentures, 5.75%, due 6/15/01            17,976,420
    15,000,000  Federal Home Loan Bonds
                 5.125%, due 2/26/02                             14,710,050
    21,000,000  Federal National Mortgage
                 Association Notes,
                 5.375%, due 3/15/02                             20,710,620
    12,000,000  Federal Home Loan
                 Mortgage Corp. Debentures,
                 5.500%, due 5/15/02                             11,877,120
    13,500,000  Federal National Mortgage
                 Association Notes,
                 4.750%, due 11/14/03                            12,809,205
    44,000,000  Federal Home Loan Mortgage
                 Corp. Debentures,
                 5.000%, due 1/15/04                             42,071,480
     5,500,000  Federal National Mortgage
                 Association Notes,
                 5.125%, due 2/13/04                              5,286,655
    29,000,000  Federal National Mortgage
                 Association Notes,
                 5.625%, due 5/14/04                             28,424,930
    10,000,000  Federal National Mortgage
                 Association Notes,
                 5.750%, due 6/15/05                              9,822,200
    13,000,000  Federal National Mortgage
                 Association Notes,
                 6.500%, due 7/16/07                             13,048,490
    10,000,000  Federal National Mortgage
                 Association Notes, Pool  380188,
                 6.450%, due 4/1/08                               9,746,880
    14,000,000  Federal Home Loan Mortgage
                 Corp. Debentures,
                 5.750%, due 4/15/08                             13,393,940
    10,000,000  Federal National Mortgage
                 Association Notes,
                 5.250%, due 1/15/09                              9,168,000
                                                             --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $226,515,882)                                             221,976,440
                                                             --------------

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------
76

--------------------------------------------------------------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
-------------------------------
CORPORATE BONDS & NOTES -- 1.2%
-------------------------------
Chemical-Diversified -- 0.3%
  $  5,000,000  Goodrich (B.F.) Co. (The) Notes
                  6.45%, due 4/15/08                         $    4,761,550

Telecommunication Services -- 0.9%
     5,000,000  AirTouch Communications Inc. Notes
                6.65%,due 5/1/08                                  4,879,550
     5,000,000  MCI WorldCom, Inc. Sr. Notes
                6.40%, due 8/15/05                                4,883,900
     4,000,000  MCI WorldCom, Inc. Sr. Notes
                6.50%, due 4/15/10                                3,831,120
                                                             --------------
                                                                 13,594,570
                                                             --------------
TOTAL CORPORATE BONDS & NOTES
(Cost $18,965,259)                                               18,356,120
                                                             --------------
TOTAL INVESTMENT SECURITIES -- 84.6%
(Cost $969,864,172)                                           1,285,981,568
                                                             --------------
-------------------------------
SHORT-TERM INVESTMENTS -- 13.1%
-------------------------------
REPURCHASE AGREEMENTS -- 3.2%
(including accrued interest)
  $ 47,900,000  Collateralized by $39,840,000
                U.S. Treasury Bonds 11.125%,
                due 8/15/03, with a value of
                $48,825,924 (with State Street
                Bank & Trust Company,
                4.70%, dated 6/30/99, due 7/1/99,
                delivery value of $47,906,254)               $   47,906,254
       900,000  Collateralized by $905,000
                U.S. Treasury Notes 5.25%,
                due 1/31/01, with a value of
                $921,859, (with State Street
                Bank & Trust Company,
                4.00%, dated 6/30/99, due 7/1/99,
                delivery value $900,100)                            900,100
                                                             --------------
                                                                 48,806,354
                                                             --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.9%
   $30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.73%, due 7/1/99            $   30,000,000
    30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.830%, due 7/16/99              29,939,625
    30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.810%, due 7/19/99              29,927,850
    30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.910%, due 7/22/99              29,914,075
    30,000,000  Federal Home Loan Mortgage Corp.
                 Discount Notes 4.840%, due 7/26/99              29,899,167
                                                             --------------
                                                                149,680,717
                                                             --------------
TOTAL SHORT-TERM SECURITIES
(Cost $198,487,071)                                             198,487,071
                                                             --------------
CASH AND RECEIVABLES
LESS LIABILITIES -- 2.3%                                         35,182,859
                                                             --------------

NET ASSETS -- 100.0%                                         $1,519,651,498
                                                             ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
 ($1,519,651,498 / 54,373,946
 shares outstanding)                                         $        27.95
                                                             ==============

                       See notes to financial statements.

*     Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999 (Unaudited)

ASSETS
   Investment in securities, at value
    (cost $969,864,172)                                     $1,285,981,568
   Short-term investments (cost $198,487,071)                  198,487,071
   Cash                                                             95,142
   Receivable for securities sold                               43,245,837
   Interest and dividends receivable                             7,945,329
   Receivable for capital shares sold                              307,932
   Prepaid insurance expense                                        34,162
                                                            --------------
     TOTAL ASSETS                                            1,536,097,041
                                                            --------------
LIABILITIES
   Payable for securities purchased                             15,009,375
   Payable for capital shares repurchased                          546,114
   Accrued expenses:
    Advisory fee                                                   608,085
    GIAC administrative service fee                                235,000
    Other                                                           46,969
                                                            --------------
     TOTAL LIABILITIES                                          16,445,543
                                                            --------------
NET ASSETS                                                  $1,519,651,498
                                                            ==============
NET ASSETS CONSIST OF:
   Capital stock, at $0.01 par value
    (authorized unlimited, outstanding
    54,373,946 shares)                                      $      543,740
   Additional paid-in capital                                  873,609,810
   Undistributed net investment income                          25,323,729
   Undistributed net realized gain on investments              304,056,823
   Net unrealized appreciation of investments                  316,117,396
                                                            --------------
NET ASSETS                                                  $1,519,651,498
                                                            ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
   ($1,519,651,498 / 54,373,946
   shares outstanding)                                      $        27.95
                                                            ==============


STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1999 (Unaudited)

Investment Income:
 Interest                                                     $ 11,646,777
 Dividends (Net of foreign withholding
   tax of $1,531)                                                2,491,158
                                                              ------------
     Total Income                                               14,137,935
                                                              ------------
Expenses:
 Investment advisory fee                                         3,605,108
 GIAC administrative service fee                                   457,877
 Custodian fees                                                     74,601
 Audit and legal fees                                               16,462
 Insurance and dues                                                 13,195
 Trustees' fees and expenses                                         7,797
 Printing and stationery                                               905
 Taxes and other                                                       793
                                                              ------------
   Total Expenses Before Custody Credits                         4,176,738
   Less: Custody Credits                                            (1,630)
                                                              ------------
   Net Expenses                                                  4,175,108
                                                              ------------
Net Investment Income                                            9,962,827
                                                              ------------
Net Realized and Unrealized Gain (Loss)
 On Investments:
 Net realized gain                                             224,707,883
 Net change in unrealized appreciation
  (depreciation)                                               (84,323,009)
                                                              ------------
   Net Realized Gain and Change in
     Unrealized Appreciation (Depreciation)
     on Investments                                            140,384,874
                                                              ------------
Net Increase in Net Assets from Operations                    $150,347,701
                                                              ============

                       See notes to financial statements.


--------------------------------------------------------------------------------
78

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1999
(Unaudited) and for the Year Ended December 31, 1998

                                                                       Six Months
                                                                            Ended         Year Ended
                                                                    June 30, 1999       December 31,
                                                                       (Unaudited)              1998
                                                                  ---------------    ---------------
Operations:
    Net investment income                                         $     9,962,827    $    15,682,392
    Net realized gain on investments                                  224,707,883         79,864,542
    Change in net unrealized appreciation (depreciation)              (84,323,009)       215,856,062
                                                                  ---------------    ---------------
    Net increase in net assets from operations                        150,347,701        311,402,996
                                                                  ---------------    ---------------
Distributions to Shareholders:
    Net investment income                                                      --        (35,369,549)
    Net realized gain from investment transactions                             --       (101,947,527)
                                                                  ---------------    ---------------
    Total distributions                                                        --       (137,317,076)
                                                                  ---------------    ---------------
Trust Share Transactions:
    Proceeds from sale of shares                                       57,549,365         98,680,308
    Proceeds from reinvestment of distributions to shareholders                --        137,317,076
    Cost of shares repurchased                                       (102,529,265)      (192,389,054)
                                                                  ---------------    ---------------
    Net (decrease) increase from Trust share transactions             (44,979,900)        43,608,330
                                                                  ---------------    ---------------

Total Increase in Net Assets                                          105,367,801        217,694,250

Net Assets:
    Beginning of period                                             1,414,283,697      1,196,589,447
                                                                  ---------------    ---------------
    End of period                                                 $ 1,519,651,498    $ 1,414,283,697
                                                                  ===============    ===============

Undistributed Net Investment Income, at End of Period             $    25,323,729    $    15,360,902
                                                                  ===============    ===============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the asset of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Trust's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are


--------------------------------------------------------------------------------
80

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                                Six Months
                                                   Ended
                                                  June 30,           Year Ended
                                                    1999            December 31,
                                                (unaudited)             1998
                                                ------------        ------------
Shares sold                                        2,191,039           4,261,820
Shares issued in reinvestment
 of dividends and
 distributions                                            --           6,157,716
                                                ------------        ------------
                                                   2,191,039          10,419,536
Shares repurchased                                 3,887,268           8,418,685
                                                ------------        ------------
Net (decrease) increase                           (1,696,229)          2,000,851
                                                ============        ============
Dividends per share from net
 investment income                              $         --        $        .68
                                                ============        ============
Distributions per share from
 net realized gains                             $         --        $       1.96
                                                ============        ============

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                       Six Months Ended
                                                         June 30, 1999
                                                          (unaudited)
                                                       ----------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                                     $ 435,024,097
 Other Investment Securities                               156,244,585
                                                         -------------
                                                         $ 591,268,682
                                                         =============
SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                                      $ 24,375,169
 Other Investment Securities                               762,444,468
                                                         -------------
                                                         $ 786,819,637
                                                         =============

      At June 30, 1999, the aggregate cost of investment securities and short-term securities for federal income tax purposes was $1,168,351,243. The aggregate appreciation and depreciation of investments at June 30, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $329,007,065 and $12,889,669, respectively, resulting in a net appreciation of $316,117,396.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $3,605,108 was paid or payable to the Adviser, for the six months ended June 30, 1999. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited) (Continued)

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a trustee of the Trust was paid a fee of $1,484 by the Trust for the six months ended June 30, 1999. During the six months ended June 30, 1999, the Trust paid brokerage commissions totalling $373,703 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 1999, the Trust incurred expenses of $457,877 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------
82

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of stock outstanding throughout each period:

                                                      Six Months
                                                         Ended                      Years Ended December 31,
                                                     June 30, 1999      ----------------------------------------------------
                                                      (Unaudited)            1998              1997              1996
                                                     -------------      ----------------------------------------------------
Net asset value, beginning of period ...............  $    25.22        $    22.13        $    21.90        $    20.27
                                                      ----------        ----------        ----------        ----------
   Income (loss) from investment operations:
   Net investment income ...........................         .19               .30               .65               .53
   Net gains or losses on securities (both realized
    and unrealized) ................................        2.54              5.43              2.65              2.56
                                                      ----------        ----------        ----------        ----------
   Total from investment operations ................        2.73              5.73              3.30              3.09
                                                      ----------        ----------        ----------        ----------
   Less distributions:
    Dividends from net investment income ...........          --              (.68)             (.55)             (.37)
    Distributions from capital gains ...............          --             (1.96)            (2.52)            (1.09)
                                                      ----------        ----------        ----------        ----------
    Total distributions ............................          --             (2.64)            (3.07)            (1.46)
                                                      ----------        ----------        ----------        ----------
Net asset value, end of period .....................  $    27.95        $    25.22        $    22.13        $    21.90
                                                      ==========        ==========        ==========        ==========
Total return** .....................................       10.82%+          +27.45%           +15.66%           +15.87%
                                                      ==========        ==========        ==========        ==========
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ...........  $1,519,651        $1,414,284        $1,196,589        $1,072,785
Ratio of expenses to average net assets ............         .58%*(1)          .58%(1)           .59%(1)           .58%(1)
Ratio of net investment income to average
  net assets .......................................        1.38%*            1.25%             3.08%             2.70%
Portfolio turnover rate ............................          46%+             106%               58%               71%


                                                    Years Ended December 31,
                                                    -----------------------
                                                          1995       1994
                                                    -----------------------
Net asset value, beginning of period ...............   $  16.13   $  17.01
                                                       --------   --------
   Income (loss) from investment operations:
   Net investment income ...........................        .39        .26
   Net gains or losses on securities (both realized
    and unrealized) ................................       4.17      (1.09)
                                                       --------   --------
   Total from investment operations ................       4.56       (.83)
                                                       --------   --------
   Less distributions:
    Dividends from net investment income ...........       (.26)      (.01)
    Distributions from capital gains ...............       (.16)      (.04)
                                                       --------   --------
    Total distributions ............................       (.42)      (.05)
                                                       --------   --------
Net asset value, end of period .....................   $  20.27   $  16.13
                                                       ========   ========
Total return** .....................................     +28.54%     -4.88%
                                                       ========   ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ...........   $876,509   $662,721
Ratio of expenses to average net assets ............        .60%       .60%
Ratio of net investment income to average
  net assets .......................................       2.18%      1.65%
Portfolio turnover rate ............................         63%       100%

+     Not annualized

*     Annualized.

(1)   Before offset of custody credits.

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

                          Other Information (unaudited)

---------
Year 2000
---------

      Like other mutual funds, the Trust could be adversely if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

      The Year 2000 Problem is expected to impact corporations which may include issuers of portfolio securities held by the Trust, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Trust is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Trust.

                       See notes to financial statements.


--------------------------------------------------------------------------------
84

--------------------------------------------------------------------------------

                       This page intentionally left blank.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Smith Barney Fund Stripped ("Zero")
---------------------------------------

U.S. TREASURY SECURITIES, SERIES A - 2004 TRUST

                        Statements of Financial Condition
                           December 31, 1998 and 1997

                                                                             1998         1997
                                                                             ----         ----
Trust Property:
   Investment in securities at value (amortized cost for 1998 and 1997,
   respectively, $6,568,487 and $6,203,299) ...........................   $7,555,637   $6,867,227
   Net other assets ...................................................        8,267        8,051
                                                                          ----------   ----------
                                                                          $7,563,904   $6,875,278
                                                                          ==========   ==========
   Interest of Holders (for 1998 and 1997 respectively
      9,929,560 and 10,130,360 units of fractional undivided
        interest outstanding)
      Cost of Trust units, net of gross transaction charges ...........   $4,620,899   $4,613,820
      Unrealized appreciation of investment ...........................      987,150      663,928
      Undistributed net investment income .............................    1,955,855    1,597,530
                                                                          ----------   ----------
   Net assets .........................................................   $7,563,904   $6,875,278
                                                                          ==========   ==========
   Net asset value per unit ...........................................   $   0.7618   $   0.6787
                                                                          ==========   ==========

                        Portfolio as of December 31, 1998

   Aggregate
   Principal                                                          Maturity      Amortized
    Amount               Title of Security               Coupon         Date          Cost            Value
    ------               -----------------               ------         ----          ----            -----
  $ 9,890,000     Stripped U.S. Treasury Securities ...       0%      11/15/04     $ 6,517,981      $ 7,502,356
       39,560     U.S. Treasury Bonds .................  11.625%      11/15/04          50,506           53,281
  -----------                                                                      -----------      -----------
  $ 9,929,560                                                                      $ 6,568,487      $ 7,555,637
  ===========                                                                      ===========      ===========

                        Portfolio as of December 31, 1997

   Aggregate
   Principal                                                          Maturity      Amortized
    Amount               Title of Security               Coupon         Date          Cost            Value
    ------               -----------------               ------         ----          ----            -----
 $ 10,090,000     Stripped U.S. Treasury Securities ...       0%      11/15/04     $ 6,150,708      $ 6,813,676
       40,360     U.S. Treasury Bonds .................  11.625%      11/15/04          52,591           53,551
  -----------                                                                      -----------      -----------
 $ 10,130,360                                                                      $ 6,203,299      $ 6,867,227
  ===========                                                                      ===========      ===========

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
86

--------------------------------------------------------------------------------

               Statements of Operations and Changes in Net Assets
              For the Years Ended December 31, 1998, 1997 and 1996

                                                           1998           1997           1996
                                                           ----           ----           ----
Operations
   Interest income ................................   $   483,638    $   551,982    $   465,421
   Expenses:
     Trustee fees .................................           (64)        (6,164)        (3,636)
     Other ........................................        (4,223)        (1,016)        (1,370)
                                                      -----------    -----------    -----------
      Total expenses ..............................        (4,287)        (7,180)        (5,006)
                                                      -----------    -----------    -----------
      Net investment income .......................       479,351        544,802        460,415
   Realized gain on sale of securities ............        54,129        103,648        119,372
   Increase (decrease) in unrealized appreciation .       323,222        102,937       (559,965)
                                                      -----------    -----------    -----------
      Net increase in net assets from operations ..       856,702        751,387         19,822
                                                      -----------    -----------    -----------

   Distributions from net investment income .......       (99,923)      (239,262)      (385,864)
                                                      -----------    -----------    -----------

   Capital Share Transactions:
     Proceeds from sales of units .................       137,400             --        112,346
     Redemption of units:
       Principal ..................................      (151,424)      (407,070)      (430,883)
       Realized gains .............................       (54,129)      (103,648)      (119,372)
                                                      -----------    -----------    -----------
       Net decrease from capital share transactions       (68,153)      (510,718)      (437,909)
                                                      -----------    -----------    -----------

     Increase (decrease) in net assets ............       688,626          1,407       (803,951)
Net assets:
     Beginning of year ............................     6,875,278      6,873,871      7,677,822
                                                      -----------    -----------    -----------
     End of year ..................................   $ 7,563,904    $ 6,875,278    $ 6,873,871
                                                      ===========    ===========    ===========
       Units subscribed ...........................       200,800             --             --
                                                      ===========    ===========    ===========
       Units sold .................................            --             --        200,800
                                                      ===========    ===========    ===========
       Units redeemed .............................       200,800      1,154,600      1,455,800
                                                      ===========    ===========    ===========

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Smith Barney Fund Stripped ("Zero")
---------------------------------------

U.S. Treasury Securities, Series A - 2004 Trust

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

-------------------------------------
1. -- Significant Accounting Policies
-------------------------------------

      The Smith Barney Fund Stripped ("Zero") U.S. Treasury Securities, Series A-2004 Trust (the "Fund") is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      Valuation of securities by the evaluator was made on the basis of current bid prices for the obligations.

      The difference between the initial cost of Stripped U.S. Treasury Securities and principal amount of each security is being amortized over the period to its maturity date using the interest method.

      All items of income and expenses are attributable to the unit holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the Internal Revenue Code. Accordingly, no provision for taxes is required to be made by the Fund.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and judgments that affect the reported amount of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

-------------------------
2. -- Transaction Charges
-------------------------

      During the years ended December 31, 1998, 1997, and 1996, the Sponsor, Smith Barney Inc., received transaction charges aggre gating $13,985, $1,871, and $25,797. Trans action charges with respect to initial deposit were waived by the Sponsor.

-----------------
3. -- Investments
-----------------

      At December 31, 1998 and 1997, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes. There was gross unrealized appreciation of $987,150 and $663,928 at December 31, 1998 and 1997, respectively.

      There were no purchases of securities during the years ended December 31, 1998 and 1997. The aggregate proceeds from sales during the years ended December 31, 1998 and 1997 was $280,203 and $749,980.

------------------------------
4. -- Supplemental Information
------------------------------

      Selected data per 1,000 units of the Fund outstanding throughout the years ended December 31, 1998, 1997, and 1996, respectively, are as follows (based on average units outstanding throughout the years):

                                                          1998       1997       1996
                                                          ----       ----       ----
Interest income .....................................   $ 47.85    $ 50.44    $ 39.22
Expenses ............................................      (.42)      (.66)      (.42)
                                                        -------    -------    -------
  Net investment income .............................     47.43      49.78      38.80
Increase (decrease) in unrealized appreciation* .....     35.69      19.78     (41.94)
                                                        -------    -------    -------
Net increase (decrease) in net assets from operations     83.12      69.56      (3.14)
Net assets:
  Beginning of year .................................    678.68     609.12     612.26
                                                        -------    -------    -------
  End of year .......................................   $761.80    $678.68    $609.12
                                                        =======    =======    =======

* If the amount shown per 1,000 units outstanding throughout the period does not accord with the change in the aggregate gains or losses in the portfolio of securities for the period, it is due to the timing of sales and redemptions of the Fund's units in relation to fluctuating market values for the portfolio.


--------------------------------------------------------------------------------
88

   [LOGO]

GUARDIAN(SM)                                                   BULK RATE MAIL

The Guardian Insurance & Annuity Company, Inc.                 U.S. POSTAGE PAID
7 Hanover Square
New York, New York  10004                                      PERMIT NO. 1104

                                                               CLIFTON, NJ

EB-010249 6/99                          [RECYCLE LOGO] Printed on recycled paper